As filed with the Securities and Exchange Commission on April 25, 2024

Registration No.   333-65131

811-06298

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No. 38

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 68

TFLIC SEPARATE ACCOUNT B

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Ave.

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (914) 627-3630

Brian Stallworth, Esquire

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

440 Mamaroneck Ave.

Harrison, NY 10528

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

    immediately upon filing pursuant to paragraph (b) of Rule 485

  X  on May 1, 2024 pursuant to paragraph (b) of Rule 485

    60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TRANSAMERICA VALUE VARIABLE ANNUITYSM
(formerly the VANGUARD VARIABLE ANNUITY)
Issued Through
TFLIC SEPARATE ACCOUNT B
By
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective December 5, 2019.
This prospectus describes the Transamerica Value Variable AnnuitySM, a flexible premium deferred annuity Contract (the “Contract” ), including the Contract’s features, benefits, and risks. The Contract is issued by Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company” ). The Contract offers may investment choices. You may invest in the Separate Account, which provides a means of investing in various Portfolio Companies. You bear the entire investment risk for all amounts You put in the Separate Account. You can choose any combination of these investment choices.
This prospectus gives You important information about the policies and the Portfolio Companies. Please read it carefully before You invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2024

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GLOSSARY OF TERMS
Accumulation Value- The value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account).
Accumulation Phase- The Accumulation Phase starts when You purchase Your Contract and ends immediately before the Income Date, when the Income Phase starts.
Accumulation Unit- A measure of Your ownership interest in the Contract during the Accumulation Phase.
Accumulation Unit Value- Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount.
Adjusted Partial Withdrawal- Partial withdrawal amount multiplied by an adjustment factor.
Administrative Office- Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)851-9777.
Annuitant- The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization)- When You switch from the Accumulation Phase to the Income Phase and we begin to make annuity payments to You (or Your payee).
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Contract Owner.
Business Day- Any date that the New York Stock Exchange if open for trading.
Company- Transamerica Financial Life Insurance Company.
Contract Owner(You, Your) - The person or persons designated as the Contract Owner in the application to participate in the Contract. The term shall also include any person named as joint Owner. A joint Owner shares ownership in all respects with the Contract Owner. The Contract Owner has the right to assign ownership to a person or party other than him/herself.
Due Proof of Death –Such proof may be a certified death certificate showing the manner of death, a certified court decree reciting a finding of death, written notarized statement by a medical doctor who attended the deceased or any other proof satisfactory to the Company.
Guaranteed Lifetime Withdrawal Benefit(“GLWB”) Rider - An optional benefit under the Contract that provides a guaranteed minimum withdrawal benefit.
Income Date- The date on which annuity payments begin and is always the first of the month.
Income Phase- When we begin to make annuity payments to You (or Your payee).
Investment Option(s) - The Subaccounts.
Portfolio Companies- The investment company(ies) made available as Investment Options under the Contract. Also referred to as underlying fund portfolios.
Premium Tax- A regulatory tax some states assess on the premium payments made into a Contract.
Qualified Contract - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity Contracts under different Internal Revenue Code section.
Separate Account- TFLIC Separate Account B, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified Portfolio Company.
Valuation Period- The period of time from one determination of Accumulation Unit Values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each Business Day.
Written Notice- Written Notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

important INFORMATION you should consider about the contract
	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (Annual Charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract schedule page for information about the specific fees You will pay each year based on the options You have elected.
				Annuity Contract Fee Tables and Expense Examples Appendix A – Portfolio Companies Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.17%	0.20%
	Investment Options (Portfolio Company fees and expenses as a percentage of policy value invested)	0.11%	0.34%
	Optional Benefits available for an additional charge (for a single optional benefit, if elected)[2]	0.05%[1]	2.00%
	1 As a percentage of average Accumulated Value.
	2 As a percentage of withdrawal base
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year based on current charges.

	Lowest Annual Cost $419	Highest Annual Cost $2,053
	Assumes:	Assumes:
	•Investment of $100,000 •5% annual appreciation •Least expensive fund fees and expenses •No optional benefits •No sales charges •No additional purchase payments, transfers, or withdrawals
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of optional benefits and
fund fees and expenses
•No sales charges
•No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the
Contract is more beneficial to investors with a long-term investment horizon. You may pay substantial charges if You take withdrawals or fully surrender the Contract during the surrender charge period.
				Principal Risks of Investing in the Contract Tax Information
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	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. The investment performance of Your Contract can vary depending on the performance of the Subaccounts options that You choose.
•Each Subaccount has its own unique risks.
•You should review the Subaccounts carefully before making an investment decision.
Principal Risks of Investing in the Contract Investment Options Appendix A Portfolio Companies Available Under the Contract
Insurance Company Risk
Any obligations guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about
Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 462-2391.
Principal Risks of Investing in the Contract Transamerica Financial Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments
•We reserve the right to remove or substitute Portfolio Companies as
Investment Options under the Contract.
•With certain riders, the Portfolio Companies to which You may allocate
Your Contract value are limited.
Annuity Contract Fee Tables and Expense Examples Transamerica Financial Life Insurance Company, the Separate Account and the Portfolio Companies
Optional Benefits
•Optional insurance benefits may be available only to insureds within certain age ranges, may be subject to special rules regarding the effect of withdrawals on the benefit amount, and may be subject to specific conditions regarding termination of the benefit.
•Exceeding limits specified by the terms of the optional benefits may affect the availability of the benefits by reducing the benefits by an amount greater than the amount withdrawn or may cancel the benefits.
•We reserve the right to stop offering an optional benefit at any time for new purchasers, including current Contract Owners who wish to add a benefit after the Contract date.
•In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Benefits Available Under the Contract
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	TAXES	Location in Prospectus
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If You purchase the Contract through a tax qualified plan or individual retirement account (IRA), You do not get any additional tax deferral.
•Earnings on Your Contract are taxed at ordinary income tax rates when
You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
Exchanges
Some investment professionals may have a financial incentive to offer You a new Contract in place of the one You already own. You should only exchange Your Contract if You determine, after comparing the features, fees, and risks of both policies, that it is preferable for You to purchase the new Contract rather than continue to own Your existing Contract.
Exchanges and/or Reinstatements
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Overview of the contract
Purpose
The Transamerica Value Variable AnnuitySM is designed to provide long-term accumulation of assets by allocating Your premium and Contract value to one or more of a variety of Subaccounts during the Accumulation Phase. Then, during the Income Phase, the Contract is designed to supplement Your retirement income by providing a stream of income payments. The Contract also offers a death benefit to help protect Your designated beneficiaries.
This contract may be appropriate if You do not have a long-term investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the fund options that are available under the Contract. We do not offer this contract for sale to new investors.
Phases of the Contract
The contract, like all deferred annuity Contracts, has two phases: the “Accumulation Phase” and the “Income Phase.” During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when You take them out of the Contract. The Income Phase occurs when You Annuitize the contract and begin receiving regular annuity payments from Your Contract. The money You accumulate during the Accumulation Phase will largely determine the payments You receive during the Income Phase.
Accumulation Phase. To help You accumulate assets during the Accumulation Phase, You can invest Your premium payments in:
•
Portfolio Companies available under the Contract, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
A list of Portfolio Companies in which You can invest is provided in the back of this Prospectus. See Appendix A - Portfolio Companies Available Under the Contract.
Income Phase. You can elect to Annuitize Your Contract and turn Your Accumulation Value into a stream of income payments guaranteed by us. When You Annuitize Your Contract, the Accumulation Phase ends. These payments may continue for a fixed period of time, for Your lifetime, or the longer of Your lifetime or fixed period of years. The payments may be fixed or variable. Variable payments will vary based on the performance of the Investment Options You select.
In general, if You elect to Annuitize, Your investments will be converted to annuity payments, and You will no longer be able to withdraw money at will from Your Contract. Any optional benefits You have selected under the Contract will terminate without value, including any death benefit. Please note that certain Annuity Payment Options make an amount payable upon death.
Contract Features
Type of Contract. The Contract is a flexible premium deferred Contract. The Contract is offered to individuals and participants in nonqualified arrangements and qualified retirement plans under the Internal Revenue Code.
Accessing Your Money. Before You Annuitize, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay income taxes, including a tax penalty if You are younger than age 59½. Such withdrawals might also reduce any benefits You have selected.
Tax Treatment. You can transfer money between Subaccounts without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon:
(1) making a withdrawal;
(2) receiving a payment from us; or
(3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay Your designated beneficiaries the then-current Accumulated Value. You can purchase an additional death benefit for an additional fee. This additional provision may increase the amount of money payable to Your designated beneficiaries upon Your death.
Optional Benefits. For an additional fee, this Contract has additional features that might interest You. These features may not be available for all Contracts, may vary for certain Contracts, may not each be available in combination with other optional benefits under the Contract, and may not be suitable for Your particular situation
•
If available, You may have elected to purchase an optional rider which provides a Guaranteed Lifetime Withdrawal Benefit. This feature is called the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider.
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Additional Services. At no additional charge, You may select the following additional services:
•
Automatic Exchange Service. This service allows You to automatically transfer amounts between certain Subaccounts on a monthly, quarterly, semi-annual or annual basis.
•
Automatic Asset Rebalancing. This service allows You to automatically reallocate Your Contract value amount among Subaccounts on a periodic basis to maintain Your standing allocation instructions.
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ANNUITY contract FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to Your Contract schedule page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Options. State Premium Taxes may also be deducted.
Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)	0%
Transfer Fee	0%
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, (not including Portfolio Company fees and expenses).
Annual Contract Expenses:
Annual Contract Maintenance Fee(7)	$25
Administrative Expenses (as a percentage of average Accumulated Value) Administrative Expense Charge	0.10%

	Maximum	Current
Base Contract Expenses[1] (a percentage of average Accumulated Value):	0.20%	0.17%
Optional Benefit Expenses (as a percentage of average Accumulated Value)
Return of Premium Death Benefit[2]		0.20%
Return of Premium Death Benefit (No longer available for new issues)[3]		0.05%
Annual Step-Up Death Benefit (No longer available for new issues)[4]		0.12%
Optional Guaranteed Lifetime Withdrawal Benefit Rider:
Guaranteed Lifetime Withdrawal Benefit (annual charge – a % of withdrawal base)[5]	2.00%	1.20%
Guaranteed Lifetime Withdrawal Benefit (annual charge – a % of withdrawal base)[6]		0.95%
(1)The Annual mortality and expense risk charge will not be greater than 0.20%, however, the fee may be assessed at a lower rate for certain periods. The administrative expense charge is 0.10%.
(2)For Contract Owners who purchased the contract on or after October 19, 2011.
(3)For Contract Owners who purchased the contract on or after October 18, 2011.
(4)For Contract Owners who purchased the contract prior to October 30, 2010.
(5)Attributable to premium payments and transfers into designated investments on or after May 1, 2013.
(6)Attributable to premium payments and transfers into designated investments prior to May 1, 2013.
(7)Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000. For Contracts valued at less than $25,000 at the time of fee assessment, the $25 annual contract maintenance fee is prorated at issue and assessed in full at calendar year-end.
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Contract. A complete list of the Portfolio Companies available under the Contract, including their annual expenses may be found under Appendix A - Portfolio Companies Available Under the Contract.
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Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Company Operating Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses)	0.11%	0.34%
Net Annual Portfolio Company Operating Expenses (expenses that are deducted from Portfolio Company asset, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)	0.11%	0.34%
Expense Examples
The following Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Owner transaction expenses, annual Contract expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Contract for the time periods indicated. The Examples also assumes that Your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This would include the maximum annual Portfolio Company expenses, Return of Premium death benefit, and the Guaranteed Lifetime Withdrawal Benefit (Joint Life) options. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If the Contract is surrendered at the end of the applicable time period:
1 Year	$2,849
3 Years	$8,734
5 Years	$14,874
10 Years	$31,424
If the Contract is Annuitized at the end of the applicable time period or if You do not surrender Your Contract:
1 Year	$2,849
3 Years	$8,734
5 Years	$14,874
10 Years	$31,424
Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples.
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Principal Risks of Investing in the contract
There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the Portfolio Companies You select. Each Portfolio Company may have its own unique risks.
Variable annuities are not a short-term investment vehicle. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a contract. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premium payments to keep the Contract in force.
Investment Risk. You bear the risk of any decline in the Accumulation Value caused by the performance of the underlying fund portfolios held by the Subaccounts. Those funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Contract. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Contract restrict Your choice of available underlying fund portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of underlying fund portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these underlying fund portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Contracts. To the extent that the Company is required to pay amounts in addition to the Contract value under the death benefit, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
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For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica financial life insurance company, The separate account, and portfolio companies
Transamerica Financial Life Insurance Company
Transamerica Financial Life Insurance Company, located at 440 Mamaroneck Avenue, Harrison, New York is the insurance Company issuing the Contract.
We are engaged in the sale of life insurance and annuity policies. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 as Zurich Life Insurance Company and is licensed in the District of Columbia and all states. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition of the Company
We pay benefits under Your Contract from our general account assets and/or from Your Contract value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Contract value that is allocated to the Subaccounts of the Separate Account. Your Contract value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account and may not be charged with liabilities arising from any other business that we may conduct. For more information see The Separate Account below.
Assets in the General Account. Any guarantees under a Contract that exceed Contract value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance Company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the Contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we monitor our reserves to that we hold sufficient amounts to cover actual or expected Policy and claims payaments. In addition, we hedge our investments in our general account, and may require
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purchasers of certain of the variable insurance products that we offer to allocate purchase payments and Contract value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Contract Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Contract Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (https://www.ambest.com/home/default.aspx), Moody’s Investors Service (https://www.moodys.com/) and Standard & Poor’s Rating Services (https://www.spglobal.com/ratings/en/).
The Separate Account
TFLIC Separate Account B was established by the Company on November 2, 1987, and is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”). The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio Company of the Fund.
The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management of the investment practices or policies of the Separate Account.
The Company owns assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other Separate Account the Company maintains.
The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio Company of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “Separate Account” under Rule 0-1(e)(1) of the 1940 Act.
The Underlying Fund Portfolios
At the time You purchase Your Contract, You may allocate Your premium to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Contract assets separate from our Company assets. The Subaccounts then purchase shares of underlying fund portfolios set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Portfolio Company prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see Appendix A - Portfolio Companies Available Under the Policy for additional information.
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Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Contract offered by this prospectus. Not every Contract we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this Contract is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
Even though we are the legal Owner of the underlying fund portfolio shares held in the Separate Account and have the right to vote on all matters submitted to shareholders of the Portfolio Companies, we will vote our shares only as Contract Owners instruct, as long as such action is required by law.
Before a vote of a Portfolio Company’s shareholders occurs, You will receive voting materials from us. We will ask You to instruct us on how to vote and to return Your voting instructions to us in a timely manner. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Contract values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance Company and its affiliates will also be proportionately voted. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate Portfolio Company.
THE ANNUITY contract
This Transamerica Value Variable AnnuitySM is a flexible premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). All Contracts described in this prospectus were issued before the date of this prospectus. The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various Portfolio Companies (“the Portfolio Companies”). You may purchase a Contract using after-tax dollars (a non-Qualified Contract), or You may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.
Who Should Invest
The Contract is intended for long-term investors who are United States citizens or resident aliens who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.
About the Contract
The Transamerica Value Variable AnnuitySM is a Contract between You, the Contract Owner, and the Company, the issuer of the Contract. The Contract provides benefits in two distinct phases: accumulation and income.
Accumulation Phase
The Accumulation Phase starts when You purchase Your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, You choose to allocate Your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of Your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts You choose. The Contract is a flexible-premium annuity because You can make additional investments of at least $250 until the Income Phase begins. During this phase, You are generally not taxed on earnings from amounts invested unless You withdraw them.
Other benefits available during the Accumulation Phase include the ability to:
•
Make transfers among Your Subaccount choices (“exchanges” ) at no charge and without current tax consequences. See Exchanges Among the Subaccounts.
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•
Withdraw all or part of Your money with no surrender penalty charged by the Company, although You may incur income taxes and a 10% penalty tax prior to age 59½. See Full and Partial Withdrawals.
Income Phase
During the Income Phase, You receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under Your Contract (its Accumulated Value) and the Annuity Payment Option You select. See Annuity Payments.
At Your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts You choose. If fixed, the payment amounts are guaranteed.
Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.
Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.
The Separate Account
When You purchase a Contract, Your money is deposited into the Company’s TFLIC Separate Account B. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolio Companies. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolio Companies. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.
PURCHASE
Premium Payments
A premium payment is any amount You use to buy or add to the Contract. A premium payment may be reduced by any applicable Premium Tax or an initial annual Contract maintenance fee. In that case, the resulting amount is called a net premium payment.
Please Note:
•
The minimum initial premium payment for a Contract is $5,000. You must obtain prior Company approval to purchase a Contract with an amount less than the stated minimum.
•
The Company will not accept third-party checks, Travelers checks, or money orders for premium payments.
•
You may make additional premium payments at any time during the Accumulation Phase and while the Annuitant or joint Annuitant, if applicable, is living. Additional premium payments must be at least $250 unless You have obtained our prior approval to accept a lesser amount.
•
We will credit additional premium payments to Your Contract as of the Business Day we receive Your premium and required information in good order at our Administrative Office. Additional premium payments must be received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) to get same-day pricing of the additional premium payment.
•
The minimum amount that You can allocate to any one Subaccount is $1,000.
•
We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same Owner or same Annuitant.
•
The Company reserves the right to reject any application or premium payment.
The date on which the initial premium payment is credited and the Contract is issued is called the Contract date.
Premium Tax
A Premium Tax is a regulatory tax some states assess on the premium payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each premium payment or from the Accumulated Value as the Company incurs the tax. Currently New York does not impose a Premium Tax.
Additional Premium Payments by Wire – Money should be wired to:
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HSBC
Routing Number for Wires: 021001088
Account Number: 000168122
Transamerica Financials Life Insurance Company
[Your Contract Number]
[Your Name]
Please call (800) 462-2391 before wiring.
Please be sure Your bank includes Your Contract number to assure proper credit to Your Contract.
The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first Business Day following the date of receipt.
Annuity ExpressTM
The Annuity Express service allows You to make additional premium payments by transferring funds automatically from Your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided You have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.
Section 1035 Exchanges
Under Section 1035 of the Internal Revenue Code, You may exchange the assets of an existing non-Qualified Contract or life insurance Contract or endowment Contract to the Transamerica Value Variable AnnuitySM without any current tax consequences.
To accommodate Owners of the Transamerica Value Variable AnnuitySM, under certain conditions the Company will allow for the consolidation of two or more Transamerica Value Variable AnnuitySM policies into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, You are responsible for only one annual contract maintenance fee. Under no circumstances will the Company allow the exchange of an existing Transamerica Value Variable AnnuitySM for an identical new Transamerica Value Variable AnnuitySM.
Because special rules and procedures apply to 1035 Exchange, particularly if the Contract being exchanged was issued prior to August 14, 1982, You should consult a financial professional before making a 1035 Exchange.
Allocation of Premium Payments
You specify on the application what portion of Your premium payments You want to be allocated among which Subaccounts. You may allocate Your premium payments to one or more Subaccounts. All allocations You make should be in whole-number percentages and a minimum of $1,000. Your initial net premium payment will be immediately allocated among the Subaccounts in the percentages You specified on Your application without waiting for the free look period to pass.
Should Your investment goals change, You may change the allocation percentages for additional net premium payments by contacting us. The change will take effect on the date the Company receives Your request. You may establish the telephone privilege by completing the appropriate section of the application, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege.
Accumulated Value
The Accumulated Value of Your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to Your initial net premium payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;
Plus:
•
Any additional net premium payments credited.
•
Any increase in the Accumulated Value due to investment results of the Subaccount(s) You selected.
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Minus:
•
Any decrease in the Accumulated Value due to investment results of the Subaccount(s) You selected.
•
The daily mortality and expense risk charge.
•
The daily administrative expense charge.
•
The annual contract maintenance fee, if applicable.
•
Any optional death benefit charge, if applicable.
•
Any withdrawals.
•
Any Premium Taxes that occur during the Valuation Period
The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of Your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts You have selected as well as the daily deduction of charges.
An Accumulation Unit is a measure of Your ownership interest in the Contract during the Accumulation Phase. When You allocate Your net premium payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to Your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount You have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.
All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.
Transamerica Capital, Inc. (“TCI”), an affiliate of Transamerica Financial Life Insurance Company, is the principal underwriter for the policies. TCI’s principal business address is 1801 California St., Suite 5200, Denver, Colorado 80202. Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an indirect wholly owned subsidiary of Aegon Ltd., our ultimate parent Company.
INVESTMENT options
The Contract offers You a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Contract are listed in Appendix A Portfolio Companies Available Under the Contract.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolio.
More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which can be found at http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL. You should read the prospectuses for the underlying fund portfolios carefully before You invest.
More detailed information regarding each underlying fund portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in an appendix to this prospectus. See Appendix A Portfolio Companies Available Under the Contract. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting us at our Administrative Office at (800) 462-2391 or visiting our website at http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL. You should read the Portfolio Company prospectuses carefully.
Note: If You received a summary prospectus for any of the underlying fund portfolios listed in Appendix A Portfolio Companies Available Under the Contract, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.
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When You purchase the Contract, Your premium payments are deposited into TFLIC Separate Account B. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the underlying fund portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the underlying fund portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.
You can allocate Your Premium payments to one or more Subaccounts that invest exclusively in shares of underlying fund portfolios. You are responsible for choosing the Subaccounts for Your annuity Contract, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered. You can make or lose money in any of the Subaccounts that invest in these underlying fund portfolios depending on their investment performance.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the Portfolio Companies that are available to You, including each underlying fund portfolio’s prospectus and statement of additional information as well as the annual and semiannual reports. Other sources such as http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL provide more current information. After You select the Portfolio Companies for Your initial premium allocation, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
Vanguard Variable Insurance Fund
The general public may invest in the underlying fund portfolios of Vanguard Variable Insurance Fund only through certain insurance Contracts. The investment objectives and policies of the underlying fund portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the underlying fund portfolios.
Vanguard Variable Insurance Fund Money Market Fund
Vanguard has designated the money market Fund as a “government” money market fund.
Please refer to the underlying fund prospectus for the money market Fund for additional information about any other changes to the strategies, fees and expenses and other important information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, volatility, hedgeability, performance, and the capability and qualification of each investment firm. We review the underlying fund portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.
We have developed this variable annuity product in cooperation with one or more distributors and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
If You elect a Guaranteed Lifetime Withdrawal Benefit Rider, as discussed later in this prospectus, we require You to allocate Your Contract value to designated Investment Options. This requirement is intended to reduce the Company’s costs and risks associated with offering the rider, and we select which underlying fund portfolios to make available under the riders with these factors in mind. Certain designated Investment Options invest in Portfolio Companies with volatility control strategies, which could limit full participation in market gains and the growth of the riders.
Designated Investment Options, including those that invest in underlying fund portfolios with volatility control strategies, are also available to Contract Owners who do not elect a Guaranteed Lifetime Withdrawal Benefit Rider. Although volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Contract Owners with the opportunity for smoother performance and better risk adjusted returns, such strategies could limit Your full participation in market gains and ability to maximize potential growth of Your Contract value.
You are responsible for choosing the Subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
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In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to You, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund’s website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After You select underlying fund portfolios for Your initial premium payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of Your Contract resulting from the performance of the underlying fund portfolios You have chosen.
We do not recommend or endorse any particular Portfolio Company and we do not provide investment advice.
We do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new Portfolio Companies (or Portfolio Company classes), close existing Portfolio Companies (or Portfolio Company classes), or substitute underlying fund portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law
We reserve the right to limit the number of Subaccounts You are invested in at any one time.
If You elect certain optional riders, You will be subject to investment restrictions. In the future, we may change the investment restrictions.
Not all Subaccounts may be available for all policies, in all states, or through all financial intermediary firms.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the Separate Account and its Investment Options. We reserve the right to eliminate the shares of any portfolio held by a Subaccount and to substitute shares of other underlying fund portfolios, or of another registered open-end management investment Company for the shares of any portfolio. To the extent required by applicable law, substitutions of shares attributable to Your interest in a Subaccount will not be made without prior notice to You and prior regulatory approval. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of Your requests.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive additional instructions, any subsequent premium payments or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) into a closed or liquidated Subaccount will be re-allocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. If Your previous investment allocation instructions do not include any available Subaccounts, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed Subaccount will be excluded from any future rebalancing. The value of the closed Subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your annuity, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another Investment Option. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions to achieve Your goal. Under certain situations involving Annuitizations (e.g., Contract reached maximum annuity commencement date) if a Subaccount is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other Investment Options You have purchased Accumulation Units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if a Subaccount is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current Subaccounts You have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a managed Company under the 1940 Act or any other
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form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners and other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new underlying fund portfolios or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)
Re-allocate any Contract value in the liquidated underlying fund portfolio to the money market Subaccount or a Subaccount investing in another underlying fund portfolio designated by us; and
2)
Allocation any subsequent purchase payments and/or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) to the other Subaccounts You have selected.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity Contract was not designed to accommodate market timing or frequent or large transfers among the Subaccounts or between the Subaccounts. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay surrenders or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) Because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners
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may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•
impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•
provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolios or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of preventative transfer restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable Investment Options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the Investment Options under the variable insurance product. In addition, we may not honor transfer requests if any Investment Option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying Fund Portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective underlying fund portfolios.
We are required to provide to an underlying fund portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, identified by a underlying fund portfolio as violating frequent trading policies.
Please read the underlying fund portfolio prospectus for information about restrictions on transfers.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and
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netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolio companies' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of Portfolio Company shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
EXPENSES
The Cost of Investing in a Variable Annuity
Costs are an important consideration in choosing a variable annuity. That’s because You, as a Contract Owner, pay the costs of operating the Portfolio Companies, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity Contract expenses can, over time, have a dramatic effect on performance.
Summary of Costs of Investing in the Transamerica Value Variable AnnuitySM
•
No sales load or sales charge.
•
No charge to make full or partial withdrawals
•
No fee to exchange money among the Subaccounts
•
$25 Annual Contract maintenance Fee on Contracts valued at less than $25,000
•
Annual Mortality and Expense Risk Charge: 0.20%
•
Annual Administrative Expense Charge: 0.10%
•
Current Return of Premium death benefit fee: 0.20%
•
Current GLWB Rider Fee: 1.20% (Single or Joint Life Option).
•
Fees and expenses paid by the Portfolio Companies which ranged from 0.11% to 0.34% in the fiscal year ended December 31, 2023
Base Contract Expenses
Mortality and Expense Risk Charge
The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to a maximum annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Annuity ContractFee Table and Expense Examples).
The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.
The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion.
The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.
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Administrative Expense Charge
The Company assesses each Contract an annual administrative expense charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The administrative expense charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.
Annual Contract Maintenance Fee
In certain situations, the Company charges an annual contract maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.
The Company charges the fee if:
•
Your initial premium payment is less than $25,000; and
•
In any subsequent year the Accumulated Value is below $25,000.
For Contracts valued at less than $25,000 at the time of fee assessment, the $25 annual contract maintenance fee is prorated at issue and assessed in full at calendar year-end. The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a Business Day, it will be assessed on the preceding Business Day. If that Friday is the last Business Day of the calendar year, the fee will be assessed on the preceding Friday.
GLWB Rider
If You elect this rider, a rider fee, as compensation for bearing risks associated with Subaccount performance, will be deducted on the rider date, and on each rider quarter thereafter, before Annuitization. Each rider quarter, one-fourth of the current annual charge of 1.20% (0.95% for the portion of the total withdrawal base attributable to premium payments and transfers into designated Investment Options prior to May 1, 2013) for the single or joint life option of the total withdrawal base is deducted. Rider fees are deducted from each of the designated Investment Options in proportion to the amount of Accumulated Value in each designated Investment Option.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in the Subaccount will reflect the fees and expenses paid by underlying fund portfolios. The lowest and highest underlying fund portfolios expenses for the previous calendar year are found in the Annuity Contract Fee Table and Expense Examples in this prospectus. See the prospectuses for the underlying fund portfolios for more information.
general description of the Contract
Ownership
The Contract Owner is the person or persons designated as the Contract Owner in the application to participate in the Contract. The term shall also include any person named as joint Owner. A joint Owner shares ownership in all respects with the Contract Owner. The Contract Owner has the right to assign ownership to a person or party other than himself.
Payee
The payee is the Contract Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.
Beneficiary
The beneficiary designation will remain in effect until changed. The Contract Owner may change the designated beneficiary by sending Written Notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the Contract Owner may then designate a new beneficiary.). The Company will not be liable for any payment made before the Written Notice is received in our Administrative Office. If more than one beneficiary is designated, and the Contract Owner fails to specify their interests, they will share equally. If, upon the death of the Annuitant, there is a surviving Contract Owner(s), then the surviving Contract Owner(s) automatically takes the place of any beneficiary designation.
Assignment
You can also generally assign the Contract any time during Your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be
21

effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we approve the assignment. There may be limitations on Your ability to assign a Qualified Contract. An assignment may have tax consequences.
Minimum Balance Requirements
The required minimum balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify You that the Accumulated Value of Your Contract is below the minimum balance requirement. In that case, You will be given 60 days to make an additional premium payment before Your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. Federal tax law may impose restrictions on our right to terminate certain Qualified Contracts.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Contract, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity , and there may be a new withdrawal charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
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exchanges among subaccounts
Should Your investment goals change, You may exchange assets among the Subaccounts at no cost, subject to the following conditions:
•
You may request exchanges in writing, by telephone, or online at www.transamerica.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
•
The minimum amount You may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).
•
The Company does not charge a fee for exchanges among the Subaccounts.
Please note: If You elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.
Please note: Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, each Transamerica Value Variable AnnuitySM fund (other than money market funds and short-term bond funds) generally prohibits an investor’s purchases or exchanges into a funds for 30 calendar days after the investor has redeemed or exchanged out of that fund.
ACCESS TO YOUR MONEY
The value of Your Contract can be accessed during the Accumulation Phase:
•
by making a full or partial withdrawal;
•
by electing an Annuity Payment Option; or
•
by Your beneficiary in the form of a death benefit.
Full and Partial Withdrawals
You may withdraw all or part of Your money at any time during the Accumulation Phase of Your Contract without a Company charge, provided the Annuitant or joint Annuitant is still living. All partial withdrawals must be for at least $250. Unless You tell us otherwise, we will take the surrender from each of the Investment Options in proportion to the policy value.
On the date the Company receives Your request for a full withdrawal, the amount payable is the Accumulated Value.
On the date the Company receives Your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.
Because You assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total premium payments made (taking prior withdrawals into account).
You can make a withdrawal request in writing or by telephone. See Telephone and Online Privilege. You may send a written request authorized by all required Contract Owners to Transamerica Financial Life Insurance Company, P.O. Box 369, Cedar Rapids, IA 52406-0369. Withdrawals are not currently permitted to be requested online.
Payment of Full or Partial Withdrawal Proceeds
The Company will pay cash withdrawals within seven days after receipt of Your telephone or written request except in one of the following situations, in which the Company may delay the payment beyond seven days:
•
The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.
•
An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.
•
The SEC permits a delay for Your protection as a Contract Owner.
•
The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared Your bank, which may take up to ten calendar days.
Tax Withholding on Withdrawals
If You do not provide the Company with a telephone or written request not to have federal income taxes withheld when You request a full, partial or systematic withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.
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Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•
Any withdrawals or surrenders over $250,000 unless it is a custodial owned annuity;
•
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Policy Owner’s account;
•
Any electronic fund transfer instruction changes on or within 15 days of an address change;
•
Any withdrawal or surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•
Any withdrawal or surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)462-2391.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
During the Income Phase, You receive regular annuity payments under a wide range of Annuity Payment Options.
Starting the Income Phase
As Contract Owner, You exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month. You may also change the Income Date at any time in writing, as long as the Annuitant or joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date You request must be at least 30 days from the day the Company receives Written Notice. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest Income Date generally cannot be later than the last day of the month following the month in which the Annuitant attains age 95 (earlier if required by state law). The earliest Income Date is at least 30 days after You purchase Your Contract. The Income Date on Qualified Contracts may also be controlled by the plan or its endorsements. It is important to remember that Annuitizing Your Contract is an irrevocable decision once annuity payments have begun.
Your Contract may not be “partially” Annuitized, i.e., You may not apply a portion of Your Contract value to an annuity option while keeping the remainder of Your Contract in force.
Please note: All benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.
Annuity Payment Options
The income You take from the Contract during the Income Phase can take several different forms, depending on Your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available. For Qualified Contracts, the Annuity Payment Option must satisfy the minimum distribution requirements under the federal tax law.
If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts You choose.
If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If You choose a fixed Annuity Payment Option, the Company will move Your investment out of the Subaccounts and into the general account of the Company.
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1.
Life Annuity – Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the Annuitant dies before the due date of the second (third, fourth, etc) annuity payment, then we will only make one (two, three, etc) annuity payments.
2.
Joint and Last Survivor Annuity – Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first Annuitant.) If the surviving Annuitant dies before the due date of the second (third, fourth, etc.) annuity payments, then we will only make one (two, three, etc.) annuity payments.
3.
Life Annuity With Period Certain – Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of 10,15, 20 or 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.
4.
Period Certain Annuity – Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.
Adjusted Annuitant Age
Annuity Payments under Options 1, 2, and 3 are based on the adjusted age of the Annuitant. The adjusted age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Income Date, adjusted as follows:
Income Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	Determined by the Company
Calculating Annuity Payments
Fixed Annuity Payments. Each fixed annuity payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.
Variable Annuity Payments. To calculate variable annuity payments, the Company determines the amount of the first variable annuity payment. The first variable annuity payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of Your Contract on the date Your annuity payment amount is calculated, the sex and age of the Annuitant (and joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable annuity payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the assumed interest rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable annuity payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable annuity payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable annuity payments.
Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable annuity payments involving life income, the actual ages of the Annuitant and joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and joint Annuitants are expected to be fewer in number, the amount of each annuity payment will be greater.
Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable annuity payments involving life income, the sex of the Annuitant and joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and joint Annuitants are expected to be fewer in number, in most states the amount of each annuity payment will be greater than for female Annuitants and joint Annuitants.
Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.
Please Note:
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•
If an Annuity Payment Option is not selected, the Company will assume that You chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.
•
The minimum monthly payment is $100. If on the Income Date Your Accumulated Value is below $5,000 for Contracts issued before October 1, 1998 or $2,000 for Contracts issued on or after October 1, 1998, the Company reserves the right to pay that amount to You in a lump sum.
•
From time to time, the Company may require proof that the Annuitant, joint Annuitant, or Contract Owner is living.
•
If someone has assigned ownership of a Contract to You, or if a non-natural person (e.g., a corporation) owns a Contract, You may not start the Income Phase of the Contract without the Company’s consent.
•
At the time the Company calculates Your fixed annuity payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.
•
Once annuity payments begin, You may not select a different Annuity Payment Option. Nor may You cancel an Annuity Payment Option after annuity payments have begun.
•
If You have selected a variable Annuity Payment Option, You may change the Subaccounts funding the variable annuity payments by written request or by calling a Transamerica Financial Life Insurance Company associate at (800) 462-2391. However, each Transamerica Value Variable AnnuitySM Portfolio Company (other than money market Portfolio Companies and short-term bond Portfolio Companies) generally prohibits an investor’s purchases or exchanges into a Portfolio Company for 30 calendar days after the investor has redeemed or exchanged out of that Portfolio Company.
•
You may select an Annuity Payment Option and allocate a portion of the value of Your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
•
If You choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed annuity payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.
•
If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.
Benefits Available Under the contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee (annual rate)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit
This death benefit will be the
greater of:
•Accumulated Value of
Contract as of date the
Company receives Due Proof
of Death and all Company
forms, full completed, or
•Sum of all premium
payments, less any Adjusted
Partial Withdrawals and
Premium Taxes, if any.
		Optional	Additional charge of 0.20% (to be assessed 0.05% per quarter)
•Available to Annuitants age
75 or younger at time of
Contract purchase.
•For Contract Owners who
purchased the Contract on or
after October 19, 2011.
•As a percentage of the
Accumulated Value assessed
at the beginning of each
quarter based on Contract
anniversary date.

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee (annual rate)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit
This death benefit will be the
greater of:
•Accumulated Value of
Contract as of date the
Company receives Due Proof
of Death and all Company
forms, full completed, or
•Sum of all premium
payments, less any Adjusted
Partial Withdrawals and
Premium Taxes, if any.
		Optional	Additional charge of 0.05% (to be assessed at 0.0125% per quarter)
•Available to Annuitants age
75 or younger at time of
Contract purchase.
•For Contract Owners who
purchased the Contract
between October 30, 2010
and October 18, 2011.
•As a percentage of the
Accumulated Value assessed
at the beginning of each
quarter based on Contract
anniversary date.

Return of Premium Death Benefit
This death benefit will be the
greater of:
•Accumulated Value of
Contract as of date the
Company receives Due Proof
of Death and all Company
forms, full completed, or
•Sum of all premium
payments, less any Adjusted
Partial Withdrawals and
Premium Taxes, if any.
		Optional	Additional charge of 0.05% (to be assessed 0.0125% per quarter)
•Available to Annuitants age
75 or younger at time of
Contract purchase.
•For Contract Owners who
purchased the Contract prior
to October 30, 2010.
•As a percentage of the
Accumulated Value assessed
at the beginning of each
quarter based on Contract
anniversary date.

Annual Step-Up Death Benefit
This death benefit will be the
greatest of:
•Accumulated Value of
Contract as of date the
Company receives Due Proof
of Death and all Company
forms, full completed, and
•The sum of all premium
payments, less any Adjusted
Partial Withdrawals and
Premium Taxes, if any; or
•The highest Accumulated
Value on any Contract
Anniversary Date on or after
the date the rider is added to
the Contract and the
Annuitant reaches age 80,
plus any subsequent premium
payments received by the
Company less any Adjusted
Partial Withdrawals and
Premium taxes, if any.
		Optional	Additional charge of 0.12% (to be assessed 0.03% per quarter)
•This rider was available to
Annuitants age 69 or younger
at time of Contract purchase.
•Was for Contract Owners
who purchased the Contract
prior to October 30, 2010.
•As a percentage of the
Accumulated Value assessed
at the beginning of each
quarter based on Contract
anniversary date.

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee (annual rate)	Brief Description of Restrictions/Limitations
Automatic Asset Rebalancing	Automatically rebalances the amounts in the Subaccounts in order to maintain a desired allocation.	Optional	No charge
•The Subaccount to which
You are moving money to
must have a minimum
balance of $1,000.
•The minimum You may
exchange is $250.
•Automatic asset rebalancing
service will not begin on the
29th, 30th, or 31st of the
month.

Systematic Withdrawals	You may elect to have a specified dollar amount or a percentage of the balance withdrawn from Your Contract’s Accumulated Value on a monthly, quarterly, semi-annual or annual basis.	Optional	No charge
•Subaccount balance of at least
$1,000 to establish the
systematic withdrawal
program.
•Withdrawals may be
requested via check or
electronic funds transfer. All
check withdrawals must be at
least $250.
•Systematic withdrawals via
electronic fund transfer must
be at least $50.

Annuity ExpressTM
Allows You to make additional
premium payments by
transferring funds automatically
from Your checking or savings
account to one or more
Subaccounts on a monthly,
quarterly, semi-annual or
annual basis.
		Optional	No charge	•You may add to existing Subaccounts provided You have a minimum balance of $1,000. •The minimum automatic purchase is $50. •The maximum automatic purchase is $100,000.
Automatic Exchange Service
This service allows You to move
money automatically among
Subaccounts. You can exchange
at regular intervals in a plan of
investing referred to as
“dollar-cost averaging”, moving
money, for example, from the
money market Portfolio
Company into a stock or bond
Portfolio Company. The main
objective of dollar-cost
averaging is to shield Your
investment from short-term
price fluctuations.
		Optional	No charge
•The Subaccount to which
You are moving money to
must have a minimum
balance of $1,000.
•The minimum You may
exchange is $250.
•Automatic Exchange Service
will not begin on the 29th,
30th, or 31st of the month.

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee (annual rate)	Brief Description of Restrictions/Limitations
GLWB Rider
A Guaranteed Lifetime
Withdrawal Benefit under
which You can receive up to the
maximum annual withdrawal
amount each rider year, starting
with the rider year immediately
following the Annuitant’s 59th
birthday and lasting until the
Annuitant’s death.
		Optional	2.00% of the Total Withdrawal Base
•Excess withdrawals may
significantly reduce and/or
cause You to lose this benefit.
•Contract value allocations are
restricted to a limited number
of specified Investment
Options.
•Versions of this benefit that
were offered during prior
time periods may have been
subject to a different fee for
the benefit.

DEATH BENEFIT
If the Annuitant dies during the Accumulation Phase, the beneficiary will receive the death benefit. The death benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional death benefit rider that can be selected by the Owner at the time of purchase. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving Due Proof of Death. See Abandoned or Unclaimed Property.
For Contract Owners who purchased the Contract on or after October 19, 2011:
Return of Premium Death Benefit Rider. This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.20% (to be assessed 0.05% per quarter). With this option, the death benefit will be the greater of:
•
the Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•
the sum of all premium payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any. See Adjusted Partial Withdrawal.
For Contract Owners who purchased the Contract between October 30, 2010 and October 18, 2011:
Return of Premium Death Benefit Rider. This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract date. With this option, the death benefit will be the greater of:
•
the Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•
the sum of all premium payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.
For Contract Owners who purchased the Contract prior to October 30, 2010:
Return of Premium Death Benefit Rider. This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years form the Contract date. With this option, the death benefit will be the greater of:
•
the Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•
the sum of all premium payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.
Annual Step-Up Death Benefit Rider. This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the death benefit will be the greatest of:
•
the Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
•
the sum of all premium payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any; or
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•
the highest Accumulated Value on any Contract anniversary date on or after the date the rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent premium payment received by the Company after such Contract anniversary date less any Adjusted Partial Withdrawals and Premium Taxes, if any.
If You elect the Return of Premium death benefit rider You may cancel this rider by contacting a Transamerica Financial Life Insurance Company associate at (800) 462-2391. Please note that if You cancel the rider, You will not be allowed to elect the additional death benefit rider in the future. Once the rider is cancelled, the beneficiary will receive the death benefit upon the death of the Annuitant. The death benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.
Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.
Adjusted Partial Withdrawal
When a partial withdrawal is taken from a Contract with the death benefit rider, the death benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the partial withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the death benefit prior to the partial withdrawal divided by the Accumulated Value prior to the partial withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the death benefit may be more than the dollar amount of the partial withdrawal. This will generally be the case if the death benefit amount exceeds the Accumulated Value at the time of the partial withdrawal.
The formula for the Adjusted Partial Withdrawal is equal to (1) multiplied by (2) divided by (3), where:
(1) Is the amount of the partial withdrawal;
(2) Is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender; and
(3) Is the Accumulated Value immediately prior to the partial withdrawal.
See Appendix A Portfolio Companies Available Under the Contract.
Due Proof of Death
When the term “Due Proof of Death” is used in this prospectus we mean any of the following:
•
A certified death certificate showing the manner of death
•
A certified decree of a court of competent jurisdiction as to the finding of death
•
A written notarized statement by a medical doctor who attended the deceased
•
Any other proof satisfactory to the Company
Death of the Annuitant During the Accumulation Phase
If the Annuitant dies during the Accumulation Phase, the beneficiary will be entitled to the death benefit. The death benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. For Contracts with multiple beneficiaries, we will process the first beneficiary to provide us with due proof of their share of the death proceeds. We will not process any remaining beneficiary their share until we receive all Company forms in good order from that beneficiary. Each beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options.
If the beneficiary is the surviving spouse, he or she may receive the death benefit; elect any available Annuity Payment Option; or continue the Contract at the Accumulated Value as the new Contract Owner and Annuitant and name a new beneficiary.
Death of the Annuitant During the Income Phase
The death benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the death benefit, if any, to the beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the beneficiary.
Joint Annuitants
The Contract permits You as Contract Owner to name a joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.
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During the Accumulation Phase, the death benefit is payable only after the death of both the Annuitant and the joint Annuitant, subject to any limitations imposed by federal tax law.
During the Income Phase, it will not matter that You have named a joint Annuitant unless You have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person.
Designation of a Beneficiary
The Contract Owner may select one or more beneficiaries for the Annuitant and name them on the application. Thereafter, while the Annuitant or joint Annuitant is living, the Contract Owner may change the beneficiary by Written Notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of beneficiary irrevocable by sending Written Notice to the Company and obtaining approval from the Company. Changes in the beneficiary may then be made only with the consent of the designated irrevocable beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s designated beneficiary. The Contract Owner’s designated beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of the Contract Owner During the Accumulation Phase. The Contract Owner’s designated beneficiary may be added or changed only in writing
If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:
•
If there is more than one beneficiary, each will share in the death benefit equally.
•
If one or more beneficiaries have already died, the Company will pay that share of the death benefit equally to the survivor(s).
•
If no beneficiary is living, the Company will pay the proceeds to the Contract Owner.
•
If no beneficiary is named, the Company will pay the proceeds to the estate.
•
If a beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the beneficiary had died first. If a beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the beneficiary had died first.
If a beneficiary who is receiving annuity payments dies, the Company will pay any remaining payments certain to that beneficiary’s named beneficiary(ies) when due. If no beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.
Death of the Contract Owner
Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner who is not the Annuitant does not trigger the payment of the death benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Contract Owner’s designated beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. In certain instances, a Contract Owner’s designated beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a nonqualified annuity. The only method the Company uses for making distribution payments from a nonqualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1. Second exception: If the Contract Owner’s designated beneficiary is the spouse of the Contract Owner (or joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the beneficiary is entitled to the death benefit under the distribution options described in this paragraph.
Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.
Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.
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Payment of Lump-Sum Death Benefits
The Company will pay lump-sum death benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:
•
The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.
•
An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.
•
The SEC permits a delay for Your protection as a Contract Owner.
•
The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared Your bank, which may take up to ten calendar days.
•
In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method a set forth in Revenue Ruling 2002-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation §1.401(a)(9)-9, A-1.
Please note: The death benefit terminates upon Annuitization and there is a maximum annuity commencement date.
GLWB rider
You may elect the following optional rider under the Contract that offers a Guaranteed Lifetime Withdrawal Benefit. This rider is available during the Accumulation Phase, and the benefit under the rider only applies to Accumulated Value invested in certain designated Investment Options. The tax rules for Qualified Contracts may limit the value of this rider. You should consult with a qualified tax professional before electing the GLWB Rider for a Qualified Contract.
Please Note: This rider may not be issued or added to Inherited IRA (sometime also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a “stretch” withdrawal option. You can elect to add this rider after Your Contract has been issued (the spouse may elect the rider upon spousal continuation of the Contract). Your rider will take effect on the Contract’s next “quarterversary” . The Guaranteed Lifetime Withdrawal Benefit is based on our claims-paying ability.
GLWB Rider – Base Benefit
Under this rider, You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from Your Accumulated Value and later, if necessary, as payments from the Company), starting with the rider year immediately following the Annuitant’s 59th birthday and lasting until the Annuitant’s death (unless Your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the Annuitant is age 59 are excess withdrawals. If the joint life option is elected, then for all purposes under the rider, age is determined by the age of the younger of the Annuitant and the Annuitant’s spouse. A penalty tax may be assessed on amounts withdrawn from the Contract before the Contract Owner reaches age 59½.
Please note:
•
You will begin paying the rider fee as of the date the rider takes effect (“rider date”), even if You do not begin taking withdrawals for many years, or ever. (The rider fee may change over time. Any change in the rider fee will apply to new premium payments and transfers to the designated Investment Options.) The Company will not refund the charges You have paid under the rider if You never choose to take withdrawals and/or if You never receive any payments under the rider.
•
This rider has been designed for You to take withdrawals from the designated Investment Options each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if You plan to take withdrawals from the designated Investment Options in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the benefit provided by the rider.
•
The longer You wait to start making withdrawals under the rider, the less time You have to benefit from the guarantee because of decreasing life expectancy as You age. On the other hand, the longer You wait to begin making withdrawals, the higher Your withdrawal percentage may be (within limits) and the more opportunities You will have to lock in a higher total withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that You will not begin making withdrawals at the most financially beneficial time for You.
•
Because the Guaranteed Lifetime Withdrawal Benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for You if You do not foresee a need for liquidity and Your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.
•
Only Accumulated Value allocated to a limited number of specified funds (see Designated Investment Options) will be covered by this rider. You should determine whether these limitations are suited for Your financial needs and risk tolerance.
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•
Cumulative withdrawals from the designated Investment Options in any rider year that are in excess of the maximum annual withdrawal amount are excess withdrawals. Any withdrawals before age 59 are excess withdrawals.
•
An excess withdrawal may reduce the maximum annual withdrawal amount and the total withdrawal base on greater than a dollar-for-dollar basis.
•
Transfers (exchanges) from designated Investment Options to non-designated Investment Options are considered withdrawals under the rider.
•
Upon the death of the Annuitant, this rider terminates and there are no more additional guaranteed withdrawals. If the rider joint life option is elected, however, then this rider terminates and there are no further guaranteed withdrawals upon the death of the surviving spouse. Under the joint life option, the benefit applies only to the person who is the Annuitant’s spouse on the rider date; this benefit does not apply to a person who becomes the Annuitant’s spouse after the rider date. Under both the single life and joint life options available under this rider, the rider will terminate on the death of the Contract Owner if the Contract Owner is not an Annuitant.
Like all withdrawals, withdrawals under this benefit also:
•
reduce Your Accumulated Value;
•
reduce Your death benefit and other benefits; and
•
may be subject to income taxes and federal tax penalties.
Maximum Annual Withdrawal Amount. You can withdraw from the designated Investment Options up to the maximum annual withdrawal amount (after age 59) in any rider year without causing an excess withdrawal (see Total Withdrawal Base Adjustments).
The maximum annual withdrawal amount is zero if the Annuitant (or youngest Annuitant for a joint life rider) is not 59 years old on the rider date and remains zero until the first day of the rider year after the youngest Annuitant’s 59th birthday. If the youngest Annuitant is at least 59 years old on the rider date, then the maximum annual withdrawal amount is equal to the total withdrawal base multiplied by the withdrawal percentage.
For Qualified Contracts. The maximum annual withdrawal amount is equal to the greater of:
1) The maximum annual withdrawal amount described above; or
2) After the first rider anniversary, an amount equal to a required minimum distribution amount attributable to the Accumulated Value in the designated Investment Options using the Annuitant’s age. The required minimum distribution may be used only if all of the following are true:
•
the Contract to which the rider is attached is a tax-Qualified Contract for which IRS required minimum distributions are required;
•
the required minimum distributions do not start before the Annuitant’s attained age 72 (age 70 1/2 if the Annuitant attained age 70 ½ before 1/1/2020);
•
the required minimum distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table;
•
the required minimum distributions are based on the age of the living Annuitant (or the Annuitant’s spouse, if the joint life option is elected and the Annuitant is deceased). The required minimum distributions cannot be based on the age of someone who is deceased;
•
the required minimum distributions are based only on the Contract to which this rider is attached; and
•
the required minimum distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.
If any of the above are not true, then (2) above is equal to zero and the required minimum distribution is not available as a maximum annual withdrawal amount. An amount in addition to the amount described in (2) above may need to be taken to satisfy required minimum distributions if Your required minimum distribution is calculated differently. Please consult with Your financial professional before electing this rider for a Qualified Contract. Such additional withdrawal amount will be considered an excess withdrawal (see Total Withdrawal Base Adjustments).
Once Your Accumulated Value in the designated Investment Options reaches zero, You will be eligible to receive benefit payments. Furthermore, any subsequent premium payments or transfers to the designated Investment Options will not be considered for purposes of GLWB rider benefits. To receive withdrawals guaranteed by this rider after the Accumulated Value of Your designated Investment Options reaches zero (i.e., benefit payments), You must select the frequency of benefit payments. Once selected, the amount and frequency of benefit payments after Your Accumulated Value reaches zero cannot be changed. Benefit payments after the Accumulated Value reaches zero are subject to the Company’s claims paying ability.
Please note:
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•
If the rider is added before the youngest Annuitant’s 59th birthday, then You will be charged a rider fee even though the maximum annual withdrawal amount is zero until the beginning of the rider year after the youngest Annuitant’s 59th birthday.
•
You cannot carry over any portion of Your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if You do not take the full maximum annual withdrawal amount during a rider year, You cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.
•
Excess withdrawals may cause You to lose the benefit of the rider.
Withdrawal Percentage for Contract Owners who purchased the GLWB Rider on or after May 1, 2013.
A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:
	Withdrawal Percentage
Attained Age at Time of First Withdrawal	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-69	5.0%	4.5%
70-79	5.0%	4.5%
80+	6.0%	5.5%
Withdrawal Percentage for Contract Owners who purchased the GLWB Rider prior to May 1, 2013.
A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the Annuitant (or the Annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:
	Withdrawal Percentage
Attained Age at Time of First Withdrawal	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.5%	4.0%
65-69	5.0%	4.5%
70-79	5.5%	5.0%
80+	6.5%	6.0%
Please note: Once established, the withdrawal percentage will not increase even though the Annuitant’s age increases.
Total Withdrawal Base. A total withdrawal base is used to calculate the maximum annual withdrawal amount and rider fee. The total withdrawal base on the rider date is the Accumulated Value in the designated Investment Options. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments allocated to (and transfers from non-designated Investment Options into) designated Investment Options (up to a maximum of $2.5 million in total premium payments and transfers into designated Investment Options), less subsequent total withdrawal base adjustments. On each rider anniversary, the total withdrawal base will be set to the greater of:
•
the current total withdrawal base; or
•
the Accumulated Value in the designated Investment Options on the rider anniversary.
Please note:
•
The total withdrawal base is determined solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not an Accumulated Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Subaccount, and it is not a guarantee of Accumulated Value.
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•
Because the total withdrawal base is generally equal to the Accumulated Value in the designated Investment Options on the rider date, the maximum annual withdrawal amount may be lower if You delay electing the rider and the Accumulated Value in the designated Investment Options decreases before You elect the rider.
Total Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the maximum annual withdrawal amount from one or more designated Investment Options in any rider year will not reduce the total withdrawal base.
Cumulative gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) from one or more designated Investment Options in any rider year, and transfers from a designated Investment Option to a non-designated Investment Option, will reduce the total withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (that is in proportion to the reduction in the Accumulated Value in the designated Investment Options), possibly to zero. Total withdrawal base adjustments occur immediately following excess withdrawals. See Appendix C: Vanguard GLWB Rider – Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount (i.e., by more than the amount withdrawn). Excess withdrawals may eliminate the benefit provided by this rider. The effect of an excess withdrawal is amplified if the Accumulated Value in the designated Investment Options is less than the total withdrawal base.
Example. Assume You are the Contract Owner and Annuitant and You make a single premium payment of $100,000 into the designated Investment Options when You are 56 years old. Further assume that You do not make any additional withdrawals or premium payments, no step-ups occurred, but that after ten years Your Accumulated Value in the designated Investment Options has declined to $90,000 solely because of negative investment performance. You could withdraw from the designated Investment Options up to $5,000, which is the applicable current withdrawal percentage of 5% multiplied by the total withdrawal base of $100,000, each rider year for the rest of Your life (assuming that You take Your first withdrawal when You are age 66, that You do not withdraw more than the maximum annual withdrawal amount from the designated Investment Options in any one year and Your total withdrawal base doesn’t increase in the future).
Of course, You can always withdraw, at Your discretion, an amount up to Your Accumulated Value pursuant to Your rights under the Contract.
Example continued. Assume the same facts as above, but You withdraw $7,000 when You are 66 years old. That excess withdrawal will reduce Your total withdrawal base and, consequently, reduce Your future maximum annual withdrawal amount from $5,000 to $4,882.35.
See Appendix C: GLWB Rider – Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail.
Designated Investment Options. The rider benefit applies ONLY to Accumulated Value in the following designated Investment Options:
•
The Conservative Allocation Fund
•
The Moderate Allocation Fund
•
The Balanced Fund
Please note:
•
You may transfer (exchange) amounts among the designated and non-designated Investment Options (subject to the terms and conditions of the Contract and this rider). Transfers from designated to non-designated Investment Options are considered withdrawals for purposes of this rider. We reserve the right to restrict new premium payments and transfers into the designated Investment Options.
•
A designated Investment Option may be un-designated at any time. If a designated Investment Option is un-designated, then a Contract Owner will be given the option to reallocate the value in the un-designated Investment Option to a designated Investment Option. Any amount not so reallocated will be treated as a withdrawal under this rider.
•
The rider benefit only applies to the Accumulated Value in the designated Investment Options. The designated Investment Options are designed to help manage the Company’s risk and support the guarantees under the rider (through, in part, a decrease in equity exposure and volatility) which may lessen the likelihood that the Company might have to make payments.
GLWB Rider - Joint Life Option
If You elect this rider, You can also elect to continue the benefits of the rider until the later of the death of the Annuitant or the Annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the later of the death of the Annuitant or, if the Annuitant’s spouse continues the Contract, the Annuitant’s spouse.
Please note that under this option:
•
The Annuitant’s spouse (i.e., a married man or woman as of the rider date) must be the joint Annuitant.
•
In the case of spousal joint Owners, upon the death of the first Annuitant, the surviving spouse may elect to continue the Contract and rider. The rider continues until the death of the surviving spouse.
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If, at the time of the Annuitant’s death, the spouse cannot continue to keep the Contract in effect under the tax code (e.g. because of a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.
•
The Annuitant’s spouse for purposes of this rider cannot be changed.
•
The rider withdrawal percentage is based on the age of the younger of the Annuitant and Annuitant’s spouse.
GLWB Rider Fee
If You elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before Annuitization. The currently deducted rider fee corresponds to an annual rate of the current rider fee of 1.20% (0.95% for the portion of the total withdrawal base attributable to premium payments and transfers into designated Investment Options prior to May 1, 2013) for the single or joint life option of the total withdrawal base for Contract Owners who purchase the rider on or after May 1, 2013. Rider fees are deducted from each designated Investment Option in proportion to the amount of Accumulated Value in each designated Investment Option and do not impact Your maximum annual withdrawal amount.
The rider fee percentage applicable to Your rider will not change unless an additional premium payment is allocated to (or a transfer is made into) the designated Investment Options and the rider fee percentage has changed since Your rider was issued. Only the proportional increase in the total withdrawal base attributable to such additional premiums (or transfers) will be subject to the new rider fee percentage. Thereafter, the rider fee percentage will be adjusted to reflect the weighted average of the rider fee percentage and the rider fee percentage associated with any additional premium payments allocated to (and/or transfers into) the designated Investment Options.
The adjusted (or “blended” ) rider fee percentage will equal the sum of A and B, with the result divided by C, where:
A = the current total withdrawal base before the premium addition multiplied by Your rider’s rider fee percentage;
B = the amount of additional premium paid multiplied by the rider fee percentage for new premium additions; and
C = the total withdrawal base after adding the additional premium.
Example. Assume that You elect the joint life option under the rider and You make an initial premium payment of $100,000 on July 1.
The rider fee on the initial premium is 1.20% of the total withdrawal base. Further assume that on October 1 of that same year, (i) the total withdrawal base (after step-ups) equals $150,000, (ii) You make an additional premium payment of $60,000, and (iii) the rider fee percentage on the additional premium is 1.30%. A new blended rider fee is calculated when the additional premium is paid. Your blended rider fee is 1.23% = [(150,000 x 1.20%) + (60,000 x 1.30%)] divided by (150,000 + 60,000). See Appendix D: GLWB Rider – Blended Rider Fee.
Please Note: Because the rider fee is a percentage of Your total withdrawal base on each rider quarter, the rider fee can be substantially more than that (same) percentage of Your Accumulated Value in the designated Investment Options if Your total withdrawal base is higher than Your Accumulated Value in the designated Investment Options.
GLWB Rider Issue Requirements
The Company will issue the GLWB Rider if:
•
The Annuitant is not yet age 91 (or younger if required by state law);
•
The Annuitant is also an Owner (except in the case of non-natural owners);
•
There are no more than two Owners; and
•
If the joint life option is elected, the Annuitant’s spouse is the joint Annuitant, and has not attained age 91 (or younger if required by state law).
•
Prior Company approval is required prior to issuance of the GLWB Rider, if, upon election, the Accumulated Value in the GLWB designated Investment Options is greater than $2.5M, or an exchange is requested that would increase the value in the designated Investment Options to greater than $2.5M.
Termination
The GLWB Rider will terminate upon the earliest of the following:
•
the beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Transamerica Financial Life Insurance Company receives Written Notice from You requesting termination of the GLWB Rider;
•
the death of the Annuitant (or the death of the Annuitant’s spouse, if the joint life option was elected and that spouse continued the Contract as the surviving spouse);
•
the death of the Contract Owner if the Contract Owner is not an Annuitant;
•
assignment of Your Contract;
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•
a change in the Owner of the Contract without the Company’s approval;
•
a change to an Annuitant (other than death); or
•
termination of Your Contract.
Please note:
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You must begin to receive Guaranteed Lifetime Withdrawal Benefit payments from Your designated Investment Options no later than the latest Income Date. If You do not elect to receive Guaranteed Lifetime Withdrawal Benefit payments from Your designated Investment Options before the latest Income Date, we will begin making monthly payments to You, based on Your maximum annual withdrawal amount.
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If this rider is terminated at Your request, then You can elect any available Guaranteed Lifetime Withdrawal Benefit Rider one year following that termination date.
The GLWB Rider may vary for certain Contracts, may not be available for all Contracts, and may not be available in all states. This disclosure explains the material features of the GLWB Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.
additional features
Systematic Withdrawals
You may elect to have a specified dollar amount or a percentage of the balance withdrawn from Your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for Your Contract. (See the Minimum Balance Requirements section below for additional information.) Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a systematic withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.
You may elect this option by completing a Variable Annuity Automatic Transfer Form.
The Company must receive Your form at least 30 days before the date You want systematic withdrawals to begin. The Company will process each systematic withdrawal on the date and at the frequency You specified on the Variable Annuity Automatic Transfer Form.
You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes You make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.
Annuity ExpressTM
The Annuity Express service allows You to make additional premium payments by transferring funds automatically from Your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided You have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.
Automatic Asset Rebalancing
During the Accumulation Phase, You can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date You select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which You are moving money). The minimum amount You may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st Business Day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Transamerica Value Variable AnnuitySM Automatic Asset Rebalancing service form or contact a Transamerica Financial Life Insurance Company associate at (800) 462-2391 for assistance.
Automatic Exchange Service
During the Accumulation Phase, You can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of Your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which You are moving money). The minimum amount You may exchange is $250. While You are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next Business Day. (Please note, an Automatic
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Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st Business Day of the following month.) The Automatic Exchange Service should not be used to circumvent the limits placed on exchanges.
Using the Automatic Exchange Service, You can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the money market Portfolio Company into a stock or bond Portfolio Company. The main objective of dollar-cost averaging is to shield Your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.
To take advantage of the Automatic Exchange Service, complete a Transamerica Value Variable AnnuitySM Automatic Exchange Service Form or contact a Transamerica Financial Life Insurance Company associate at (800) 462-2391 for assistance.
You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if You have telephone authorization on Your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the free look period has expired. The minimum balance requirements will not apply to the Subaccount that money is being automatically moved from.
Loans
No Loans are available on this Policy.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a non-Qualified Contract, the Contract will generally not be treated as an annuity for tax purposes. Thus, the Contract Owner must generally include in income any increase in the Contract Value over the investment in the Contract during each taxable year. There are different rules as to how You will be taxed depending on how You take the money out and the type of Contract-qualified or nonqualified.
If You purchase the Contract as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Contract is referred to as a Qualified Contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a Qualified Contract. There are limits on the amount of contributions You can make to a Qualified Contract. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Contract’s provisions, the plan's provisions will control.
If You purchase the Contract other than as part of any arrangement described in the preceding paragraph, the Contract is referred to as a non-Qualified Contract. You will generally not be taxed on increases in the value of Your Contract, whether qualified or nonqualified, until a distribution occurs (e.g., as a Surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Contract. You may also be subject to current taxation if You make a gift of a non-Qualified Contract without valuable consideration. All amounts received from the Contract that are includible in income are taxed at ordinary income rates; no amounts received from the Contract are taxable at the lower rates applicable to capital gains.
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The Internal Revenue Service (“IRS”) has not reviewed the contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Contract, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Contract. We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the Contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance Company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment Company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain Portfolio Companies to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Non-Qualified Contract
Diversification Requirements. In order for a nonqualified variable Contract which is based on a segregated asset account to qualify as an annuity Contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its Portfolio Companies and their Portfolio Companies, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each Portfolio Company that require the Portfolio Companies to be operated in compliance with the Regulations but we do not have control over the Portfolio Companies. The Contract Owners bear the risk that the entire Contract could be disqualified as an annuity Contract under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Contract is to be treated as the Owner of the assets held by the insurance Company under the contract will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Contract would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Contract proceeds upon the death of any Owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Contract must generally be distributed (1) within 5 years after such Owner's date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distribution begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations 1.401(a)(9)-9(b). However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the Contract, then the Contract may be continued with the surviving spouse as the new
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Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of Non-Qualified Contract
The following discussion assumes the Contract qualifies as an annuity Contract for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a non-Qualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a non-Qualified Contract held by a taxpayer other than a natural person generally will not be treated as an annuity Contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Contract Value over the “investment in the Contract.” There are some exceptions to this rule and a prospective purchaser of the Contract that is not a natural person should discuss these rules with a competent financial professional. A Contract owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Contract.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Contract are different individuals, there may be negative tax consequences to the Owner and/or beneficiaries under the Contract if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Contract to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Contract and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Contract maintains its status as an annuity Contract for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a Contract might no longer be treated as an annuity Contract if the Contract has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the Annuity Payment Option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
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Fixed payments-by dividing the “investment in the Contract” on the annuity starting date by the total expected return under the Contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
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Variable payments-by dividing the “investment in the Contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
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The remainder of each annuity payment is includable in gross income. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Contract” is generally equal to the premiums You pay for the Contract, reduced by any amounts You have previously received from the Contract that are excludible from gross income.
If You select more than one Annuity Payment Option, special rules govern the allocation of the Contract’s entire “investment in the Contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular Annuity Payment Option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.
Taxation of Surrenders and Withdrawals – Non-qualified Policies
When You surrender Your Contract, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Contract”. The “investment in the Contract” is generally equal to the premiums You pay for the Contract, reduced by any amounts You have previously received from the Contract that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Contract Value over the “investment in the Contract.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a non-Qualified Contract without valuable consideration. All taxable amounts received under a Contract are subject to tax at ordinary rather than capital gain tax rates.
If Your Contract contains an Excess Interest Adjustment feature (also known as a market value adjustment), then Your Contract Value immediately before a Contract withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive Excess Interest Adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and You may want to discuss the potential tax consequences of an Excess Interest Adjustment with Your financial professional.
The Code also provides that amounts received from the Contract that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Contract, are not entirely clear. It is possible that the withdrawal base (with respect to the Guaranteed Lifetime Withdrawal Benefits) and the guaranteed future value (with respect to the Guaranteed Minimum Accumulation Benefit) could be taken into account to determine the Contract Value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a Guaranteed Lifetime Withdrawal Benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Contract, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, You should consult a financial professional with any questions.
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Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Contract Owner (Contract holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Contract Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Non-qualified Policies
We may issue the nonqualified Contract in exchange for all or part of another annuity Contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed Your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing Contract for the Contract, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You tale a withdrawal) from either Contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity Contract for the Contract, especially if You may make a withdrawal from either Contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your Qualified Contract could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Contract. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this Contract for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Contract for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Contract or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a surrender; or (3) if distributed under an Annuity Payment Option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Contract, the designation of an Annuitant or payee or other beneficiary who is not also the Contract Owner, the exchange of a Contract and certain other transactions, or a change of Annuitant other than the Contract Owner, may result in certain income or gift tax consequences to the Contract Owner that are beyond the scope of this discussion. A Contract Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
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Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Contract.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $13.61 million for 2024 and will be indexed for inflation (using the C-CPI-U), for each taxable year through January 1, 2026. The maximum rate is 40%.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from Your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The Qualified Contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Contract administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method.
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)
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is chronically ill individual within the meaning of section 7702B(c)(2)
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is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 72 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Contract must satisfy certain conditions: (i) the Contract Owner must be the Annuitant; (ii) the Contract generally is not transferable by the Contract Owner, e.g., the Contract Owner may not designate a new Contract Owner, designate a contingent Contract Owner or assign the Contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 73 (age 72 if the Annuitant attained age 72 before 1/1/2023, or age 70½ if the Annuitant attained 70½ before 1/1/2020); (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Contract Value; (vii) the entire interest of the Contract Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Contract for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Contract comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Contract Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
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The IRS has not reviewed this Contract for qualification as a Roth IRA and has not addressed in a ruling of general applicability whether any death benefits available under the Contract comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a Guaranteed Lifetime Withdrawal Benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the Contract in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) Contract comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Contract, and transactions under the Contract and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For nongovernmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a nongovernment employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from nongovernmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture. is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a Qualified Contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Contract” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Contract” generally equals the amount of any non-deductible premium payments made by You or on Your behalf. If You do not have any non-deductible premium payments, Your investment in the Contract will be treated as zero.
45

In addition, a penalty tax may be assessed on amounts withdrawn from the Contract prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Contract by a certain date. The terms of the plan may limit the rights otherwise available to You under the Contract.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant) (i) reaches age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or 70½ if the Owner/participant attained age 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Contract Owner (or plan participant) reaches age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or 70½ if the Owner/participant attained age 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with Your financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Contract with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Contract.
The Code generally requires that interest in a qualified Policy be non-forfeitable.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Contract for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Maximum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Contract, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as Contract holder may cause the qualified plan participant to lose the benefit of the Guaranteed Lifetime Withdrawal Benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Contract as a Qualified Contract.
Withholding
The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state
46

and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Contract purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA” ), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any Beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Contract.
We have the right to modify the Contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
OTHER INFORMATION
Inquiries and Contract and Contractholder Information
For more information about the Transamerica Value Variable AnnuitySM, call (800) 462-2391 or write:
Regular Mail	Overnight or Certified Mail:
Transamerica Financial Life Insurance Company P.O. Box 369 Cedar Rapids, IA 52406-0369	Transamerica Financial Life Insurance Company 440 Mamaroneck Ave Harrison, NY 10528
If You have questions about Your Contract, please telephone Transamerica Financial Life Insurance Company at (800) 462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller in unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, You will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.
Accessing Your Contract Online
You may access information and manage Your annuity on www.transamerica.com. This convenient service, available 24-hours a day, allows You to check Your Contract balances, Your Portfolio Company holdings, and make exchanges between Portfolio Companies at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern time, will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).
In order to access Your Contract online, You must be a registered user of www.transamerica.com. You can register at www.transamerica.com or contact a Transamerica Financial Life Insurance Company associate at (800) 462-2391for assistance.
Regulatory Modifications to Contract
We reserve the right to amend the Contract or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
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The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section for how shares held by the Company would be voted.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies.
We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund Your Contract pursuant to its terms, and exercise all other rights and options under Your Contract - such as reallocating Your Contract Value among investment choices, making surrenders and full surrenders, and making changes of ownership of Your Contract.
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APPENDIX A
PORTFOLIO COMPANIES AVAILABLE UNDER THE Contract
The following is a list of Portfolio Companies available under the Contract. Depending on the optional benefits you choose, You may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL. You can also request this information at no cost by calling (800) 462-2391 or sending an email request to Annuities.Customerservice@transamerica.com.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but does not reflect the other fees and expenses that Your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation and reasonable current income.	Vanguard® VIF Balanced Portfolio* Advised by: Wellington Management Company, LLP	0.21%	14.33%	9.59%	7.89%
Seeks to provide long-term capital appreciation.	Vanguard® VIF Capital Growth Portfolio Advised by: PRIMECAP Management Company	0.34%	27.98%	14.33%	12.85%
Seeks to provide current income and low to moderate capital appreciation.	Vanguard® VIF Conservative Allocation Portfolio* Advised by: The Vanguard Group, Inc.	0.13%	12.51%	5.60%	4.84%
Seeks to provide long-term capital appreciation and income.	Vanguard® VIF Diversified Value Portfolio Advised by: Hotchkis and Wiley Capital Management, LLC	0.29%	20.13%	14.28%	9.27%
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Vanguard® VIF Equity Income Portfolio Advised by: Wellington Management Company, LLP and Vanguard's Equity Investment Group	0.29%	8.10%	11.57%	9.53%
Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	Vanguard® VIF Equity Index Portfolio Advised by: The Vanguard Group, Inc.	0.14%	26.11%	15.52%	11.88%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Vanguard® VIF Global Bond Index Portfolio Advised by: The Vanguard Group, Inc.	0.13%	6.52%	1.00%	-
Seeks to provide long-term capital appreciation.	Vanguard® VIF Growth Portfolio Advised by: Wellington Management Company, LLP	0.33%	40.13%	16.08%	12.88%
Seeks to provide a high level of current income.	Vanguard® VIF High Yield Bond Portfolio Advised by: Wellington Management Company, LLP	0.24%	11.66%	5.13%	4.34%
Seeks to provide long-term capital appreciation.	Vanguard® VIF International Portfolio Advised by: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33%	14.65%	10.28%	6.80%
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PORTFOLIO COMPANIES AVAILABLE UNDER THE Contract — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Year	10 Year
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid-Cap Index Portfolio Advised by: The Vanguard Group, Inc.	0.17%	15.83%	12.56%	9.27%
Seeks to provide current income and low to moderate capital appreciation.	Vanguard® VIF Moderate Allocation Portfolio* Advised by: The Vanguard Group, Inc.	0.13%	15.55%	7.78%	6.19%
Seeks to provide current income while maintaining liquidity and a stable share price of $1.	Vanguard® VIF Money Market Portfolio Advised by: The Vanguard Group, Inc.	0.15%	5.05%	1.86%	1.30%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REIT's and other real estate-related investments.	Vanguard® VIF Real Estate Index Portfolio Advised by: The Vanguard Group, Inc.	0.26%	11.70%	7.18%	7.29%
Seeks to provide current income while maintaining limited price volatility.	Vanguard® VIF Short-Term Investment-Grade Portfolio Advised by: The Vanguard Group, Inc.	0.14%	6.16%	2.13%	1.93%
Seeks to provide long-term capital appreciation.	Vanguard® VIF Small Company Growth Portfolio Advised by: The Vanguard Group, Inc. and ArrowMark Colorado Holding, LLC	0.29%	19.65%	9.98%	7.85%
Seeks to track the performance of a broad, market-weighted bond index.	Vanguard® VIF Total Bond Market Index Portfolio Advised by: The Vanguard Group, Inc.	0.14%	5.58%	1.04%	1.71%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	Vanguard® VIF Total International Stock Market Index Portfolio Advised by: The Vanguard Group, Inc.	0.11%	15.55%	7.31%	-
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Vanguard® VIF Total Stock Market Index Portfolio Advised by: The Vanguard Group, Inc.	0.13%	25.95%	14.93%	11.29%
Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	Transamerica S&P 500 Index VP - Initial Class(1) Advised by: SSGA Funds Management, Inc.	0.13%	26.09%	15.49%	-
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
*Designated Investment Options for GLWB rider
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APPENDIX B
Death Benefit Adjusted partial withdrawals
If You make a partial withdrawal, then Your death benefit is reduced by an amount called the Adjusted Partial Withdrawal. The amount of the reduction depends on the relationship between Your death benefit and the Accumulated Value. The Adjusted Partial Withdrawal is equal to (1) multiplied by (2) divided by (3), where:
Is the amount of the partial withdrawal;
Is the value of the current death benefit immediately prior to the gross partial surrender; and
Is the Accumulated Value immediately prior to the partial withdrawals.
The following examples describe the effect of a partial surrender on the death benefit and Accumulated Value.
Example 1: (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$75,000
Current Accumulated Value before withdrawal	$50,000
Current death benefit (greater of Accumulated Value or guaranteed minimum death benefit	$75,000
Total partial withdrawal	$15,494
Adjusted Partial Withdrawal = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after withdrawal)=$75,000 - 23,241	$51,759
New Accumulated Value (after withdrawal) = 50,000 - 15,494	$34,506
Summary:
•
Reduction in guaranteed minimum death benefit = $23,241
•
Reduction in Accumulated Value = $15,494
*This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical value. Your experience will vary based on circumstances at the time of withdrawal.
**The guaranteed minimum death benefit is reduced more than the Accumulated Value because the guaranteed minimum death benefit was greater than the Accumulated Value just prior to the withdrawal.
Example 2: (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$50,000
Current Accumulated Value before withdrawal	$75,000
Current death benefit (greater of Accumulated Value or guaranteed minimum death benefit	$75,000
Total partial withdrawal	$15,556
Adjusted Partial Withdrawal = 15,556 * 75,000 / 75,000	$15,556
New guaranteed minimum death benefit (after withdrawal)=$50,000 - 15,556	$34,444
New Accumulated Value (after withdrawal) = 75,000 - 15,556	$59,444
Summary:
•
Reduction in guaranteed minimum death benefit = $15,556
•
Reduction in Accumulated Value = $15,556
*This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical value. Your experience will vary based on circumstances at the time of withdrawal.
**The guaranteed minimum death benefit is reduced more than the Accumulated Value because the guaranteed minimum death benefit was less than the Accumulated Value just prior to the withdrawal.
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Death Benefit Adjusted partial withdrawals — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole Owner and Annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.
End of Year	Net Rate of Return*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,700	$95,650	$100,000
2	18%	$112,639	$112,532	$100,000
3	15%	$129,197	$129,018	$100,000
4	-7%	$119,765	$119,535	$100,000
5	2%	$121,801	$121,508	$100,000
6	10%	$133,616	$133,233	$100,000
7	14%	$151,922	$151,420	$100,000
8	-3%	$146,908	$146,347	$100,000
9	17%	$171,442	$170,714	$100,000
10	6%	$181,214	$180,359	$100,000
*
The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.
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APPENDIX C
GLWB Rider Adjusted partial withdrawals
When a withdrawal is taken, the following parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.
Total Withdrawal Base (“TWB”)
2.
Maximum Annual Withdrawal Amount (“MAWA”)
Total Withdrawal Base. Gross partial withdrawals from the designated Investment Options in a rider year up to the MAWA will not reduce the withdrawal base. Gross partial withdrawals from the designated Investment Options in a rider year in excess of the rider MAWA will reduce the TWB by an amount equal to the greater of:
•
The excess withdrawal amount; and
•
A pro rata amount, the result of (a /b) * c, where:
a
Is the excess withdrawal amount (the amount in excess of the MAWA remaining prior to the withdrawal);
b
Is the Accumulated Value in the designated Investment Options after the MAWA has been withdrawn, but prior to the withdrawal of the excess amount; and
c
Is the withdrawal base prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of withdrawals under a Guaranteed Lifetime Withdrawal Benefit.
Example 1 (Non-Excess Withdrawal)
Assumptions:
•
Total Withdrawal Base (“TWB”) = $100,000
•
Maximum Annual Withdrawal Amount (“MAWA”) = 5.5% withdrawal percentage would result in $5,500 (5% of the then current $100,000 TWB)
•
Gross partial withdrawal (“GPWD”) = $5,500
•
Excess withdrawal (“EWD”) = None
•
Accumulated Value (“AV”) before GPWD = $100,000
Question: Is any portion of the withdrawal greater than the MAWA? No. There is no excess withdrawal under the guarantee since no more than $5,500 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,500, the TWB does not change.
Example 2 (Excess Withdrawal)
Assumptions:
•
TWB = $100,000
•
MAWA = 5.5% withdrawal percentage would result in $5,500 (5.5% of the current $100,000 TWB)
•
GPWD = $7,000
•
EWD = $1,500 ($7,000 - $5,500)
•
AV before GPWD = $90,000
Result. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the TWB needs to be adjusted and a new lower MAWA calculated. Had the withdrawal for this example not been more than $5,500, the TWB would remain at $100,000 and the MAWA would be $5,500. However, because an excess withdrawal has been taken, the TWB is also reduced (this is the amount the 5.5% is based on).
New Total Withdrawal Base:
Step One. The TWB is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the TWB is affected by the excess withdrawal.
1.
The formula is (EWD / (AV - 5.5% withdrawal)) * TWB before any adjustments
2.
($1,500 / ($90,000 - $5,500)) * $100,000 = $1,775.15
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GLWB Rider Adjusted partial withdrawals — (Continued)
Step Three. Which is larger, the actual $1,500 excess withdrawal or the $1,775.15 pro rata amount?
$1,775.15 pro rata amount.
Step Four. What is the new TWB upon which the MAWA is based?
$100,000 - $1,775.15 = $98,224.85
Result. The new TWB is $98,224.85
New Maximum Annual Withdrawal Amount:
Because the TWB was adjusted (due to the excess withdrawal) we have to calculate a new MAWA for the 5.5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Question: What is the new MAWA? $97,647.06 (the adjusted TWB) * 5.5% = $5,402.37
Result. Going forward, the maximum you can take out from the designated Investment Options in a year without causing an excess withdrawal and further reduction of the TWB is $5,402.37 (assuming there are no future automatic step-ups).
Example 3 (Required Minimum Distribution “RMD”):
Assumptions:
•
TWB = $100,000
•
MAWA for rider year beginning July 1, 2011 = 5.5% withdrawal would be $5,500 (5.5% of the current $100,000 TWB
•
RMD for 2011 = $6,000 (calculated as set forth in the rider)
•
RMD for 2012 = $6.500 (calculated as set forth in the rider)
•
GPWD on February 1, 2012 = $6,500
•
EWD = $500
Question: Is any portion of the withdrawal greater than the MAWA or the required minimum withdrawal calculated pursuant to the terms of the rider? Yes. Because more than $6,000, the greater of the MAWA ($5,500) or RMD for the tax year on that rider anniversary (($6,000) was withdrawn, there is an excess withdrawal of $500 ($6,500-$6,000=$500). Please note, even though the withdrawal occurred in 2012, the RMD for 2012 does not become part of the MAWA calculation until July 1, 2012 (the rider anniversary during the tax year).
Result. Because there was an excess withdrawal amount, the TWB needs to be adjusted and a new lower MAWA calculated. See Example 2 (Excess Withdrawal) for an example of how the new TWB and new MAWA are calculated.
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APPENDIX D
GLWB Rider Rider blended rider fee
Assumptions:
•
Policy issue date = 12/15/2012
•
Initial premium = $100,000
•
Initial premium allocated to designated Investment Options = Total Withdrawal Base (TWB) = $50,000
•
GLWB Rider fee at issue = 0.95%
•
Rider fee change 5/1/2013 = 1.20%
•
Premium addition allocated to designated Investment Option 2/1/2014 = $9.951.27
Result. In this example, Your blended rider fee on 2/1/2014 is 099%. The calculation is [($50,000 x 0.95%) + ($9,951.27 x 1.20%)] divided by ($50,000 + $9,951.27).
Then, assume:
•
Fund transfer from a non-designated Investment Option 8/1/2014 = $5,000
•
TWB before fund transfer = $59,951.27
Result. Your blended rider fee on 8/1/2014 is 1.01% based on this fund transfer. The calculation is [($59,951.27 x 0.99%) + ($5,000 x 1.20%)] divided by ($59,951.27 + $5,000).
Lastly, assume:
•
Rider fee change 5/1/2015 = 1.30%
•
Premium addition allocated to designated Investment Option 7/1/2015 = $5,000
•
TWB before premium addition = $64,951.27
Result. Your blended rider fee on 7/1/2015 is 1.03%. The calculation is [($64,951.27 x 1.01%) + ($5,000 x 1.30%)] divided by ($64,951.27 + $5,000).
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where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2024 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89355N657?site=VAVUL. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us at (800) 462-2391 or write us at:
Transamerica Financial Life Insurance Company
P.O. Box 369
Cedar Rapids, IA 52406-0369
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000018396

STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA VALUE VARIABLE ANNUITYSM
Issued through
TFLIC Separate Account B
Offered by
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Value Variable AnnuitySM offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2024, by calling (800)462-2391, or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2024

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Transamerica Financial Life Insurance Company
Transamerica Financial Life Insurance Company, located at 440 Mamaroneck Ave., Harrison, New York 10528, is the insurance company issuing the Policy. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd. of The Netherlands, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Thus the Company is obligated to pay all amounts promised to investors under the Contracts. No financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
The Separate Account
TFLIC Separate Account B (the “Separate Account”), 440 Mamaroneck Ave., Harrison, New York 10528, was established by the Company on November 2, 1987, and is a unit investment trust registered with the SEC and operating under New York law. The Separate Account has various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate account.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
OPPORTUNITIES and CHALLENGES
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the rise in remote working, have further escalated these threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and best practices. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement the appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to ensure compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers every aspect of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our dedicated Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
OVERVIEW
Information security and privacy regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New Year Department of Financial Services Rule 500 (NYDFS Rule 500). NYDFS amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to
3

areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC has recently adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies on July 26, 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regards to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.
Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.
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A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Transamerica subsidiaries, to, among other things, satisfy an extensive set of minimum information security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Other states have adopted similar cybersecurity laws and regulations.
Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.
Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.
In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.
the contract - General provisions
Non-participating
The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.
Ownership
The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner
5

or passes to the Owner's Designated Beneficiary, if one has been designated by the Owner. If no Owner's Designated Beneficiary is designated or if no Owner's Designated Beneficiary is living, the Owner's Designated Beneficiary is the Owner's estate. From time to time the Company may require proof that the Owner is still living
Misstatement of Age or Sex
Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will:
1) In the case of underpayment, pay the full amount due with the next payment; or
2) In the case of overpayment, deduct the amount due from one or more future payments.
Incontestability
This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.
Assignment
Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.
Annuity Data
The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.
Annual Report
Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount, and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.
Computation of Variable Annuity Income Payments
Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.
The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the date your Annuity Payment amount is calculated. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the date the Annuity Payment is calculated.
The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:
(a) the Annuity Unit value for the immediately preceding Business Day;
(b) the Net Investment Factor for the day;
(c) the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.
The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:
(a) any increase or decrease in the value of the Subaccount due to investment results;
6

(b) a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%; and
(c) a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%.
The Annuity Tables contained in the AV 423 101 109 498 CRT Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.
The Annuity Tables contained in the VVAPA U 1101 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010.
Exchanges
After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling the Company, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. Each Transamerica Value Variable AnnuitySM portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.
Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.
Joint Annuitant
The Contract Owner may, in the Application or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must be the Annuitant’s spouse and must not have attained age 91 (or younger if required by state law). If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.
The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.
HISTORICAL PERFORMANCE DATA
Money Market Subaccount Yields
Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1
The yield of the Money Market Subaccount for the 7-day period ended December 31, 2023 was 5.27%.
Standardized Average Annual Total Return
When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract
7

Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolio Companies during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:
P (1 + T)[n] = ERV
Where:
P	=	A hypothetical Initial Premium Payment of $1,000
T	=	The average annual total return
n	=	The number of years
ERV	=	The ending redeemable value of the hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)
Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return
The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For both performance measures, the Company may assume the Contract was in existence prior to its inception date in November 1992 (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio Company expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.
RECORDS AND REPORTS
All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail all Contract Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.
Distribution of the contract
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the contracts. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies as described below.
TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA” ). TCI is not a member of the Securities Investor Protection Corporation.
The contracts are no longer sold but were offered on a continuous basis. We reserve the right to resume the offering the contracts in the future. The contracts were offered to the public through direct response marketing, and no compensation was paid to sales representatives of broker-dealers for the sale of the policies.
We and/or our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for:
(1) marketing allowances, which may include marketing services and increased access to their sales representatives;
(2) sales promotions relating to the policies;
(3) costs associated with sales conferences and educational seminars for their sales representatives; and
8

(4) other sales expenses of the selling firms.
We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.
custody of assets
Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company's general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio Company shares held by each of the Subaccounts.
Conflicts of interest with other separate accounts
The Portfolio Companies may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of each of the subaccounts of TFLIC Separate Account B as of December 31, 2023 and for each of the two years in the period ended December 31, 2023, incorporated by reference to the Form N-VPFS dated April 19, 2024 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required TFLIC Separate Account B financials statements are incorporated by reference to N-VPFS (811-06298) filed on April 19, 2024.
The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
9

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2023, 2022 and 2021

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2023	2022

Admitted assets
Cash, cash equivalents and short-term investments	$1,247	$205
Bonds	4,953	5,243
Preferred stocks	4	4
Common stocks	3	6
Mortgage loans on real estate	1,841	1,853
Policy loans	151	143
Securities lending reinvested collateral assets	321	412
Derivatives	39	204
Other invested assets	285	268

Total cash and invested assets	8,844	8,338

Accrued investment income	58	62
Premiums deferred and uncollected	8	8
Net deferred income tax asset	24	30
Other assets	14	38
Separate account assets	18,447	16,412

Total admitted assets	$27,395	$24,888

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,173	$6,540
Policy and contract claim reserves	37	35
Liability for deposit-type contracts	30	31
Transfers from separate accounts due or accrued	(65)	(96)
Asset valuation reserve	114	106
Interest maintenance reserve	4	13
Derivatives	59	224
Payable for collateral under securities loaned and other transactions	359	463
Borrowed money	20	20
Remittances and items not allocated	1,265	190
Other liabilities	42	103
Separate account liabilities	18,447	16,412

Total liabilities	26,485	24,041

Total capital and surplus	910	847

Total liabilities and capital and surplus	$27,395	$24,888

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Revenues
Premiums and annuity considerations	$3,517	$5,185	$5,222
Net investment income	330	333	342
Fee revenue and other income	238	250	292

Total revenue	4,085	5,768	5,856

Benefits and expenses
Death benefits	92	84	95
Annuity benefits	180	136	176
Accident and health benefits	69	58	62
Surrender benefits	3,902	10,801	5,642
Other benefits	11	9	10
Net increase (decrease) in reserves	(360)	(182)	(287)
Commissions	89	87	104
Net transfers to (from) separate accounts	(365)	(5,617)	(387)
General insurance expenses and other	153	144	120

Total benefits and expenses	3,771	5,520	5,535

Gain (loss) from operations before federal income taxes	314	248	321
Federal income tax (benefit) expense	24	1	17

Net gain (loss) from operations	290	247	304
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(100)	(179)	(115)

Net income (loss)	$190	$68	$189

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2021	$2	$684	$13	$379	$1,078
Net income (loss)	—	—	—	189	189
Change in net unrealized capital gains/losses, net of taxes	—	—	—	12	12
Change in net deferred income tax asset	—	—	—	7	7
Change in nonadmitted assets	—	—	—	(11)	(11)
Change in asset valuation reserve	—	—	—	14	14
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	—	2	(2)	—

Balance at December 31, 2021	$2	$684	$15	$388	$1,089
Net income (loss)	—	—	—	68	68
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(23)	(23)
Change in net deferred income tax asset	—	—	—	12	12
Change in nonadmitted assets	—	—	—	(26)	(26)
Change in reserve on account of change valuation basis	—	—	—	51	51
Change in asset valuation reserve	—	—	—	(2)	(2)
Dividends to stockholders	—	—	—	(300)	(300)
Other changes - net	—	—	(8)	(14)	(22)

Balance at December 31, 2022	$2	$684	$7	$154	$847

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2022	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in reserve on account of change in valuation basis	—	—	—	—	—
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31

Balance at December 31, 2023	$2	$684	$12	$212	$910

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Operating activities
Premiums and annuity considerations	$3,518	$5,186	$5,229
Net investment income	333	331	348
Other income	238	251	291
Benefit and loss related payments	(4,262)	(11,090)	(5,993)
Net transfers from separate accounts	395	5,605	405
Commissions and operating expenses	(240)	(234)	(217)
Federal income taxes (paid) received	(23)	(19)	(4)

Net cash provided by (used in) operating activities	$(41)	$30	$59

Investing activities
Proceeds from investments sold, matured or repaid	$680	$1,040	$1,709
Costs of investments acquired	(408)	(925)	(1,662)
Net change in policy loans	(7)	(7)	(5)

Net cash provided by (used in) investing activities	$265	$108	$42

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$1	$—	$—
Net deposits (withdrawals) on deposit-type contracts	1	(4)	2
Net change in borrowed money	—	—	(126)
Net change in payable for collateral under securities lending and other transactions	(104)	27	(5)
Other cash (applied) provided	1,090	1	(27)
Dividends to stockholders	(170)	(300)	(200)

Net cash provided by (used in) financing and miscellaneous activities	$818	$(276)	$(356)

Net increase (decrease) in cash, cash equivalents and short-term investments	1,042	(138)	(255)

Cash, cash equivalents and short-term investments:
Beginning of year	205	343	598

End of year	$1,247	$205	$343

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2023

1.  Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense life. It also sells variable annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.  Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivable and accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, unearned investment income, current federal and foreign income taxes, and other policyholders’ funds.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.  Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

On August 13, 2023, the SAPWG adopted revisions to SSAP No. 26R and SSAP No. 43R, Loan-Backed and Structured Securities, for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs, that have been updated to reflect the revised definition and/or SSAP references. Additional revisions were adopted on December 1, 2023 to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, in relation to the bond project, with all revisions effective January 1, 2025. The Company has been monitoring the progress of the project, and will continue to do so, but the specific impact to the Company’s financials is indeterminable at this time.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $51 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, management identified and corrected an error in the Company’s prior year statutory reserves. The error resulted in an understatement of aggregate reserves for life contracts of $16, net of tax, which was corrected in accordance with SSAP No. 3. This is reflected as a correction of an error in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the current year financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4.  Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2023 and 2022, respectively:

	December 31, 2023

	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,189	$1,189	$1,189	$—	$—
Bonds	4,395	4,953	337	4,051	7
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,632	1,841	—	—	1,632
Other invested assets	22	23	—	22	—
Derivative assets:
Interest rate swaps	26	26	—	26	—
Currency swaps	9	7	—	9	—
Credit default swaps	10	6	—	10	—
Derivative assets total	45	39	—	45	—
Policy loans	151	151	—	151	—
Securities lending reinvested collateral	269	269	269	—	—
Separate account assets	18,401	18,410	17,733	668	—

Liabilities
Investment contract liabilities	3,844	3,864	—	1	3,843
Derivative liabilities:
Options	1	1	—	1	—
Interest rate swaps	27	32	—	27	—
Currency swaps	1	1	—	1	—
Credit default swaps	1	1	—	1	—
Equity swaps	23	23	—	23	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	54	59	1	53	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	321	321	—	321	—
Payable for derivative cash collateral	38	38	—	38	—
Separate account liabilities	18,102	18,102	—	17,729	373

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2022

	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$157	$157	$84	$73	$—
Bonds	4,536	5,243	378	4,158	—
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	6	6	—	3	3
Mortgage loans on real estate	1,637	1,853	—	—	1,637
Other invested assets	22	24	—	22	—
Derivative assets:
Interest rate swaps	181	181	—	181	—
Currency swaps	20	12	—	20	—
Credit default swaps	4	5	—	4	—
Equity swaps	5	5	—	5	—
Equity futures	1	1	1	—	—
Derivative assets total	211	204	1	210	—
Policy loans	143	143	—	143	—
Securities lending reinvested collateral	309	309	183	126	—
Separate account assets	16,371	16,399	15,518	853	—
Liabilities
Investment contract liabilities	4,236	4,245	—	1	4,235
Derivative liabilities:
Interest rate swaps	212	216	—	212	—
Currency swaps	1	—	—	1	—
Equity swaps	7	7	—	7	—
Equity futures	1	1	1	—	—
Derivative liabilities total	221	224	1	220	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	412	412	—	412	—
Payable for derivative cash collateral	51	51	—	51	—
Separate account liabilities	16,107	16,107	—	15,636	471

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2023 and 2022:

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	1,163	—	—	1,163

Total cash equivalents and short-term investments	1,163	—	—	1,163

Derivative assets	—	24	—	24
Other long term	—	3	—	3
Separate account assets	17,728	313	—	18,041

Total assets	$18,891	$348	$3	$19,242

Liabilities:
Derivative liabilities	$1	$25	$—	$26

Total liabilities	$1	$25	$—	$26

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3

Total bonds	—	3	—	3

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	3	3	6

Total common stock	—	3	3	6

Cash equivalents and short-term investments
Money market mutual funds	84	62	—	146

Total cash equivalents and short-term investments	84	62	—	146

Derivative assets	1	187	—	188
Other long term	—	4	—	4
Separate account assets	15,518	403	—	15,921

Total assets	$15,603	$666	$3	$16,272

Liabilities:
Derivative liabilities	$1	$187	$—	$188

Total liabilities	$1	$187	$—	$188

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2023 and 2022:

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$—	$—	$—	$(1)	$1
Common stock	$3	$—	$—	$—	$—

Total	$3	$—	$—	$(1)	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$—
Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Common stock	$7	$—	$—	$(3)	$(1)

Total	$7	$—	$—	$(3)	$(1)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

5.  Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$327	$7	$29	$305
State, municipal and other government	117	1	16	102
Hybrid securities	41	—	4	37
Industrial and miscellaneous	3,473	37	465	3,045
Mortgage and other asset-backed securities	995	19	108	906

Total unaffiliated bonds	4,953	64	622	4,395
Unaffiliated preferred stocks	4	—	—	4

	$4,957	$64	$622	$4,399

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$367	$8	$25	$350
State, municipal and other government	130	1	20	111
Hybrid securities	51	—	6	45
Industrial and miscellaneous	3,629	22	597	3,054
Mortgage and other asset-backed securities	1,082	21	127	976

Total unaffiliated bonds	5,259	52	775	4,536
Unaffiliated preferred stocks	4	—	—	4

	$5,263	$52	$775	$4,540

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$4	$2	$—	$6

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2023

December 31:	Carrying Value	Fair Value

Due in one year or less	$100	$99
Due after one year through five years	586	567
Due after five years through ten years	851	774
Due after ten years	2,433	2,062

Subtotal	3,970	3,502
Mortgage and other asset-backed securities	1,008	919

Total	$4,978	$4,421

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2023 and 2022 is as follows:

	2023
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$14	$4	$181	$25
State, municipal and other government	84	16	—	—
Hybrid securities	32	4	—	—
Industrial and miscellaneous	2,406	463	99	2
Mortgage and other asset-backed securities	718	107	56	1

Total bonds	$3,254	$594	$336	$28

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$3,254	$594	$343	$28

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$—	$—	$222	$25
State, municipal and other government	27	8	64	11
Hybrid securities	13	4	28	2
Industrial and miscellaneous	542	221	2,212	376
Mortgage and other asset-backed securities	240	48	642	80

Total bonds	$822	$281	$3,168	$494

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$822	$281	$3,175	$494

During 2023 and 2022, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2023, 2022 and 2021, the Company recognized OTTI of $6, $3 and $0, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2023, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

46642MAA6	$11	$6	$5	$6	$3	12/31/2023
05604LAE2	1	—	1	—	—	12/31/2023

			$6

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2023 and 2022 is as follows:

	2023		2022
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$110	$1	$48	$80
The aggregate related fair value of securities with unrealized losses	718	70	240	648

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 905 and 258 securities with a carrying amount of $3,848 and $1,103, and an unrealized loss of $594 and $281. Of this portfolio, at December 31, 2023 and 2022, 95.6% and 88.4% were investment grade with associated unrealized losses of $567 and $251, respectively.

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 134 and 898 securities with a carrying amount of $367 and $3,666, and an unrealized loss of $28 and $494. Of this portfolio, at December 31, 2023 and 2022, 97.7% and 96.6% were investment grade with associated unrealized losses of $27 and $479, respectively.

At December 31, 2023 and 2022, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2023 and 2022, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 and 2 securities with a cost of $3 and $3 and no unrealized losses.

During the years ended December 31, 2023 and 2022, the Company held no 5GI securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2023 and 2022, respectively, the Company sold, redeemed or otherwise disposed of 3 and 17 securities as a result of a callable feature which generated investment income of $0 and $3 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2023	2022	2021

Proceeds	$371	$695	$1,177

Gross realized gains	$8	$11	$38

Gross realized losses	(5)	(28)	(12)

Net realized capital gains (losses)	$3	$(17)	$26

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2023, 2022 and 2021 of $5, $28 and $2, respectively.

At December 31, 2023 and 2022, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2023, 2022 and 2021.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2023 and 2022 were as follows:

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$934	$934
A	14	822	836
BBB	—	69	69
B	—	2	2

	$14	$1,827	$1,841

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
	Farm	Commercial	Total

AAA - AA	$—	$1,190	$1,190
A	14	595	609
BBB	—	52	52
BB	—	2	2

	$14	$1,839	$1,853

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2023, the Company issued mortgage loans with a maximum interest rate of 6.40% and a minimum interest rate of 5.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 56%. During 2022, the Company issued mortgage loans with a maximum interest rate of 5.69% and a minimum interest rate of 2.81% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 67%.

During 2023 and 2022, the Company issued no farm mortgage loans.

During 2023 and 2022, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2023 and 2022:

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$14	$1,827	$1,841
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$575	$589

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Commercial
	Farm	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$14	$1,839	$1,853
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$586	$600

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2023 and 2022, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2023, 2022 and 2021.

At December 31, 2023 and 2022, the Company held a mortgage loan loss reserve in the AVR of $18 and $18, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2023	2022

Pacific	31%	30%
South Atlantic	18	18
Middle Atlantic	13	13
E. North Central	16	16
Mountain	10	11
W. North Central	3	4
W. South Central	4	4
E. South Central	4	3
New England	1	1

Property Type Distribution
	December 31
	2023	2022

Apartment	54%	53%
Industrial	22	23
Retail	14	14
Office	7	9
Medical	2	0
Agricultural	1	1

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Invested Assets

During 2023, 2022 and 2021, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2023, the Company had ownership interests in five LIHTC investments with a carrying value of $64. The remaining years of unexpired tax credits ranged from one to nine, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to eleven years. The amount of contingent equity commitments expected to be paid during the year 2024 is $1. Tax credits expenses recognized in 2023 were $15 and other tax benefits recognized in 2023 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2022, the Company had ownership interests in five LIHTC investments with a carrying value of $79. The remaining years of unexpired tax credits ranged from two to ten, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to twelve years. The amount of contingent equity commitments expected to be paid during the year 2023 is $1. Tax credits expenses recognized in 2022 were $15 and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has transferable state tax credits that are insignificant.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value - positive	$49	$213
Fair value - negative	(56)	(224)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023, 2022 and 2021, the Company has recorded unrealized gains (losses) of $2, ($1) and $31, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2023, 2022 and 2021 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021

Swaps:
Interest rate	$(40)	$(167)	$(14)
Total return	(49)	55	(77)

Total swaps	$(89)	$(112)	$(91)

Futures - net positions	(5)	(76)	(23)

Total realized gains (losses)	$(94)	$(188)	$(114)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$6	$3	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$10	$4	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2023, 2022 and 2021.

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2023 and 2022:

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$2	$101	3.4
Credit default swaps referencing indices		—	20	37.7

Subtotal		2	121	9.1

BBB	2
Single name credit default swaps (3)		5	214	3.0
Credit default swaps referencing indices		3	166	2.8

Subtotal		8	380	2.9

BB	3
Single name credit default swaps (3)		—	10	2.5

Subtotal		—	10	2.5

Total		$10	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$—	$71	4.0
Credit default swaps referencing indices		—	20	38.7

Subtotal		—	91	11.6

BBB	2
Single name credit default swaps (3)		2	249	2.6
Credit default swaps referencing indices		1	156	2.3

Subtotal		3	405	2.5

BB	3
Single name credit default swaps (3)		—	10	3.5

Subtotal		—	10	3.5

B	4
Single name credit default swaps (3)		—	5	1.0

Subtotal		—	5	1.0

Total		$3	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2023, there were not any potential future recoveries available to offset the $511 from the table above. At December 31, 2022, there were not any potential future recoveries available to offset the $511 from the table above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value
	2023	2022	2023	2022

Derivative assets:
Credit default swaps	$476	$466	$10	$4
Currency swaps	131	138	9	20
Equity futures	—	—	—	1
Equity swaps	—	192	—	5
Interest rate swaps	407	2,097	26	181
Options	14	—	—	—
Derivative liabilities:
Credit default swaps	61	69	1	—
Currency swaps	23	16	1	1
Equity futures	—	—	—	1
Equity swaps	302	101	23	7
Interest rate futures	—	—	1	—
Interest rate swaps	90	2,182	27	212
Options	(43)	—	1	—

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$321	$—	$—	$—	$321

Subject to dollar repurchase agreements	20	—	—	—	20

FHLB capital stock	3	—	—	—	3

On deposit with states	3	—	—	—	3

Pledged as collateral not captured in other categories	149	—	—	—	149

Total restricted assets	$496	$—	$—	$—	$496

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$412	$(91)	$—	$321	1.17%	1.17%

Subject to dollar repurchase agreements	20	—	—	20	0.07	0.07

FHLB capital stock	3	—	—	3	0.01	0.01

On deposit with states	3	—	—	3	0.01	0.01

Pledged as collateral not captured in other categories	148	1	—	149	0.54	0.54

Total restricted assets	$586	$(90)	$—	$496	1.80%	1.80%

The following tables show the pledged or restricted assets in other categories as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$149	$—	$—	$—	$149

Total	$149	$—	$—	$—	$149

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$148	$1	$—	$149	0.54%	0.55%

Total	$148	$1	$—	$149	0.54%	0.55%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2023 and 2022:

2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.64%	0.65%
Securities lending collateral assets	321	321	3.56	3.59

Total collateral assets	$379	$379	4.20%	4.24%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$379	4.72%

2022

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$71	$68	0.83%	0.84%
Securities lending collateral assets	412	412	4.81	4.86

Total collateral assets	$483	$480	5.64%	5.70%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$483	6.33%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2023	2022	2021

Income:
Bonds	$212	$222	$249
Common stocks	1	—	1
Mortgage loans on real estate	74	71	87
Policy loans	8	8	8
Cash, cash equivalents and short-term investments	7	4	—
Derivatives	25	20	16
Other invested assets	17	19	(5)

Gross investment income	344	344	356
Less: investment expenses	17	17	20

Net investment income before amortization of IMR	327	327	336
Amortization of IMR	3	6	6

Net investment income	$330	$333	$342

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	2023	2022

Gross	$58	$63
Nonadmitted	$—	$1
Admitted	$58	$62

At December 31, 2023, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2022, the Company did not report a paid-in-kind interest balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2023	2022	2021

Bonds	$(10)	$(24)	$25
Common stocks	(1)	1	3
Derivatives	(94)	(188)	(114)
Other invested assets	1	18	(1)

Change in realized capital gains (losses), before taxes	(104)	(193)	(87)
Federal income tax effect	(2)	(2)	(12)
Transfer from (to) interest maintenance reserve	6	16	(16)

Net realized capital gains (losses) on investments	$(100)	$(179)	$(115)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2023	2022	2021

Bonds	$2	$2	$2
Preferred stocks	—	—	1
Common stocks	(2)	—	—
Affiliated entities	—	1	—
Derivatives	(1)	(31)	(2)
Other invested assets	19	11	15

Change in unrealized capital gains (losses), before taxes	18	(17)	16
Taxes on unrealized capital gains (losses)	(4)	(6)	(4)

Change in unrealized capital gains (losses), net of tax	$14	$(23)	$12

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$18	$—	$18	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$13	$—	$13	$—

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

2023

Prior period, as of September 30, 2023, the most recent statement filed with the NYDFS, general account capital and surplus	$847

From prior period SAP financials:
Net positive goodwill (admitted)	—
EDP equipment & operating system software (admitted)	—
Net DTAs (admitted)	23
Net negative (disallowed) IMR (admitted)	—

Adjusted capital and surplus	$824

The admitted net negative (disallowed) IMR represents 1.62% of adjusted capital and surplus for 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2023 and 2022 were as follows:

	Year Ended December 31
	2023	2022

Life insurance reserves	$1,569	$1,450
Annuity reserves and supplementary contracts with life contingencies	4,325	4,752
Accident and health reserves (including long term care)	279	338

Total policy reserves	$6,173	$6,540

Deposit-type contracts	30	31
Policy claims	37	35

Total policy reserves, deposit-type contracts and claim liabilities	$6,240	$6,606

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2023 and 2022, the Company had insurance in force aggregating $4,383 and $5,812, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $471 and $717 to cover these deficiencies as of December 31, 2023 and 2022, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2023 and 2022, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$67	$38	$29
2022 and prior	40	2	30	12

	40	$69	$68	41

Active life reserve	$313			$252

Total accident and health reserves	$353			$293

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$61	$33	$28
2021 and prior	35	7	30	12

	35	$68	$63	40

Active life reserve	$301			$313

Total accident and health reserves	$336			$353

The change in the Company’s unpaid claims reserve was $2 and $7 for the years ended December 31, 2023 and 2022, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2023 and 2022 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2023
2023	$—	$1	$1	$—
2022 and prior	—	—	—	—

	$—	$1	$1	$—

Year ended December 31, 2022
2022	$—	$1	$1	$—
2021 and prior	—	—	—	—

	$—	$1	$1	$—

The Company increased the claim adjustment expense provision for insured events of prior years during 2023.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2023 and 2022, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$3	$3	$3	$3

	$3	$3	$3	$3

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$18	$—	$18	— %
At book value less surrender charge of 5% or more	43	—	—	43	1
At fair value	—	—	4,123	4,123	83

Total with adjustment or at fair value	43	18	4,123	4,184	84
At book value without adjustment (minimal or no charge or adjustment)	549	—	—	549	11
Not subject to discretionary withdrawal provision	240	—	16	256	5

Total individual annuity reserves	832	18	4,139	4,989	100%

Less reinsurance ceded	135	—	—	135

Net individual annuities reserves	$697	$18	$4,139	$4,854

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$9	$—	$—	$9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$776	$1	$—	$777	4%
At book value less surrender charge of 5% or more	492	—	—	492	3
At fair value	—	323	12,770	13,093	75

Total with adjustment or at fair value	1,268	324	12,770	14,362	82
At book value without adjustment (minimal or no charge or adjustment)	1,892	49	—	1,941	11
Not subject to discretionary withdrawal provision	467	—	801	1,268	7

Total group annuities reserves	3,627	373	13,571	17,571	100%

Net group annuities reserves	$3,627	$373	$13,571	$17,571

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	44	—	1	45	98

Total deposit-type contracts	45	—	1	46	100%

Less reinsurance ceded	14	—	—	14

Net deposit-type contracts	$31	$—	$1	$32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,269
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	30

Subtotal	4,355
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	18,078
Exhibit 3, Supp contracts with life contingencies section, total	23
Other contract deposit funds	1

Subtotal	18,102

Combined total	$22,457

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$20	$—	$20	— %
At book value less surrender charge of 5% or more	49	—	—	49	1
At fair value	—	—	3,916	3,916	80

Total with adjustment or at fair value	49	20	3,916	3,985	81
At book value without adjustment (minimal or no charge or adjustment)	618	—	—	618	13
Not subject to discretionary withdrawal provision	291	—	10	301	6

Total individual annuity reserves	958	20	3,926	4,904	100%

Less reinsurance ceded	136	—	—	136

Net individual annuity reserves	$822	$20	$3,926	$4,768

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$12	$—	$—	$12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$813	$26	$—	$839	5%
At book value less surrender charge of 5% or more	553	—	—	553	3
At fair value	—	389	10,845	11,234	70

Total with adjustment or at fair value	1,366	415	10,845	12,626	78
At book value without adjustment (minimal or no charge or adjustment)	2,048	56	—	2,104	13
Not subject to discretionary withdrawal provision	493	—	843	1,336	9

Total group annuity reserves	3,907	471	11,688	16,066	100%

Net group annuity reserves	$3,907	$471	$11,688	$16,066

	December 31
	2022
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	45	—	2	47	98

Total deposit-type contracts	46	—	2	48	100%

Less reinsurance ceded	15	—	—	15

Net deposit-type contracts	$31	$—	$2	$33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,673
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31

Subtotal	4,760
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	16,093
Exhibit 3, Supp contracts with life contingencies section, total	12
Other contract deposit funds	2

Subtotal	16,107

Combined total	$20,867

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2023
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	674	578	716
Universal life with secondary guarantees	24	25	94
Indexed universal life with secondary guarantees	525	433	476
Other permanent cash value life insurance	—	66	83
Variable universal life	25	25	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	282
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	55

Total (gross)	1,248	1,128	1,768
Reinsurance ceded	174	174	199

Total (net)	$1,074	$954	$1,569

As of December 31, 2023, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31
	2023
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$150	$284

Total (net)	$150	$150	$284

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,509
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	55

Subtotal	1,569
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	284

Subtotal	284

Combined total	$1,853

	December 31
	2022
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$1	$1	$2
Universal life	667	565	697
Universal life with secondary guarantees	16	25	97
Indexed universal life with secondary guarantees	454	366	389
Other permanent cash value life insurance	66	66	83
Variable universal life	25	25	61
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	280
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	37

Total (gross)	1,229	1,048	1,651
Reinsurance ceded	171	171	200

Total (net)	$1,058	$877	$1,451

As of December 31, 2022, the Company did not hold any life reserves for separate accounts with guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$126	$125	$247

Total (net)	$126	$125	$247

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,409
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3

Exhibit 5, Miscellaneous reserves section, total (net)	37
Subtotal	1,451
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	247

Subtotal	247

Combined total	$1,698

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2023, 2022 and 2021 is as follows:

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391

Total as of December 31, 2023	$391	$17,995	$18,386

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49

Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818

Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$91	$4,347	$4,438

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$—	$15,863	$15,863
Amortized cost	491	—	491

Total as of December 31, 2022	$491	$15,863	$16,354

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$46	$—	$46
At fair value	389	15,008	15,397
At book value without fair value adjustment and with current surrender charge of less than 5%	56	—	56

Subtotal	491	15,008	15,499
Not subject to discretionary withdrawal	—	855	855

Total separate account reserve liabilities at December 31, 2022	$491	$15,863	$16,354

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$96	$4,289	$4,385

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$26,023	$26,023
Amortized cost	505	—	505

Total as of December 31, 2021	$505	$26,023	$26,528

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	49	—	49
At fair value	395	24,949	25,344
At book value without fair value adjustment and with current surrender charge of less than 5%	61	—	61

Subtotal	505	24,949	25,454
Not subject to discretionary withdrawal	—	1,074	1,074

Total separate account reserve liabilities at December 31, 2021	$505	$26,023	$26,528

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2023	2022	2021

Transfer as reported in the Summary of
Operations of the separate accounts statement:
Transfers to separate accounts	$2,635	$4,443	$4,389
Transfers from separate accounts	(3,006)	(10,067)	(4,779)

Net transfers from separate accounts	(371)	(5,624)	(390)
Miscellaneous reconciling adjustments	6	7	3

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(365)	$(5,617)	$(387)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2023 and 2022 are attributed to the following products:

	2023	2022

Variable life	$136	$125
Variable universal life	150	126
Variable annuities	4,425	4,205
Group annuities	11,683	9,859
Registered market value separate accounts	612	554
Non-registered market value separate accounts	64	64
Par annuities	970	984
Registered market value annuity product - SPL	2	3
Book value separate accounts	386	471

Total separate account assets	$18,428	$16,391

At December 31, 2023 and 2022, the Company held separate account assets not legally insulated from the general account in the amount of $19 and $21, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $49, $51, $53, $52 and $51, to the general account in 2023, 2022, 2021, 2020 and 2019, respectively. During the years ended December 31, 2023 and 2022, the general account of the Company had paid $2 toward separate account guarantees and during the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees. During the years 2020 and 2019, the general account of the Company had paid $1 each year toward separate account guarantees.

At December 31, 2023 and 2022, the Company reported guaranteed separate account assets at amortized cost in the amount of $366 and $470, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $356 and $442 at December 31, 2023 and 2022, respectively, which would have resulted in an unrealized gain/(loss) of $(10) and ($27), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2023	2022	2021

Direct premiums	$3,527	$5,196	$5,234
Reinsurance assumed - non affiliates	189	209	286
Reinsurance assumed - affiliates	—	—	—
Reinsurance ceded - non affiliates	(125)	(143)	(180)
Reinsurance ceded - affiliates	(74)	(77)	(118)

Net premiums earned	$3,517	$5,185	$5,222

The Company received reinsurance recoveries in the amount of $238, $253 and $343 during 2023, 2022 and 2021, respectively. At December 31, 2023 and 2022, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $85 and $95, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2023 and 2022 of $1,644 and $2,043, respectively, of which $898 and $956 were ceded to affiliates, respectively.

Effective July 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $128. Consideration of $9 was paid and subsequently received from the third party. As a result, there was no net financial statement impact.

Effective April 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $121. Consideration of $23 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

Effective December 1, 2021, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $282. Consideration of $17 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2023 and 2022 and the change from the prior year are comprised of the following components:

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$105	$10	$115
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	105	10	115
Deferred Tax Assets Nonadmitted	52	—	52

Subtotal (Net Deferred Tax Assets)	53	10	63
Deferred Tax Liabilities	20	19	39

Net Admitted Deferred Tax Assets (Liabilities)	$33	$(9)	$24

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$115	$9	$124
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	115	9	124
Deferred Tax Assets Nonadmitted	49	—	49

Subtotal (Net Deferred Tax Assets)	66	9	75
Deferred Tax Liabilities	27	18	45

Net Admitted Deferred Tax Assets (Liabilities)	$39	$(9)	$30

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(10)	$1	$(9)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(10)	1	(9)
Deferred Tax Assets Nonadmitted	3	—	3

Subtotal (Net Deferred Tax Assets)	(13)	1	(12)
Deferred Tax Liabilities	(7)	1	(6)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$—	$(6)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2023	2022	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$67	$77	$(10)
Investments	1	2	(1)
Deferred acquisition costs	29	27	2
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	5	7	(2)
Other	2	1	1

Subtotal	105	115	(10)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	52	49	3

Admitted ordinary deferred tax assets	53	66	(13)

Capital
Investments	10	9	1
Other			—

Subtotal	10	9	1

Statutory valuation allowance adjustment	—		—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	10	9	1

Admitted deferred tax assets	$63	$75	$(12)

	Year Ended December 31
	2023	2022	Change

Deferred Tax Liabilities:
Ordinary
Investments	$—	$2	$(2)
Policyholder reserves	19	23	(4)
Capitalized ceding commissions		—	—
Other	1	2	(1)

Subtotal	20	27	(7)
Capital
Investments	19	18	1
Other	—	—	—

Subtotal	19	18	1

Deferred tax liabilities	39	45	(6)

Net admitted deferred tax assets (liabilities)	$24	$30	$(6)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023 and has not included any impacts of the CAMT in the financial statements as of December 31, 2023.

As discussed in Note 2, for the years ended December 31, 2023 and 2022, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$1	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	20	2	22
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	20	2	22
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	32	7	39

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$53	$10	$63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2022
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$2	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	27	1	28
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	27	1	28
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	123
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	39	6	45

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$66	$9	$75

	Change
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$(1)	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(7)	1	(6)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(7)	1	(6)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	10
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(7)	1	(6)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(13)	$1	$(12)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2023	2022	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	1187%	1017%	170%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above

	$887	$818	$69

The impact of tax planning strategies at December 31, 2023 and 2022 was as follows:

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	6%	0%	6%

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	4%	0%	4%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$24	$1	$23

Subtotal	24	1	23
Federal income tax on net capital gains	2	2	—

Federal and foreign income taxes incurred	$26	$3	$23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$1	$17	$(16)

Subtotal	1	17	(16)
Federal income tax on net capital gains	2	12	(10)

Federal and foreign income taxes incurred	$3	$29	$(26)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2023	2022	2021

Current income taxes incurred	$26	$3	$29

Change in deferred income taxes (without tax on unrealized gains and losses)	(1)	(12)	(7)

Total income tax reported	$25	$(9)	$22

Income before taxes	$210	$55	$234
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$44	$12	$49

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$—	$—	$1
Dividends received deduction	(3)	(2)	(4)
Pre-tax items reported net of tax	(2)	(3)	(2)
Tax credits	(15)	(15)	(19)
Prior period tax return adjustment	(1)	6	—
Deferred tax change on other items in surplus	2	(7)	(2)
Other	—	—	(1)

Total income tax reported	$25	$(9)	$22

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A.

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2023.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2021	$14
2022	2
2023	—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2022	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2022	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2023	$2

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2022 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2021	$(2)	$—	$(2)
Cash received (paid)	2	—	2

Balance at December 31, 2021	$—	$—	$—
Interest expense (benefit)	1	—	1

Balance at December 31, 2022	$1	$—	$1

Balance at December 31, 2023	$1	$—	$1

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9. Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value of which 15,067 shares were issued and outstanding at December 31, 2023 and 2022.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2024, without the prior approval of insurance regulatory authorities, is $201.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On March 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On September 30, 2021, the Company paid an extraordinary dividend of $100 to TA Corp.

On March 25, 2021, the Company paid an ordinary common stock dividend of $100 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2023 and 2022, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $12 and $7, as of December 31, 2023 and 2022, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2023 and 2022, respectively, securities with a fair value of $296 and $386 were on loan under securities lending agreements. At December 31, 2023 and 2022, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $321 and $412 at December 31, 2023 and 2022, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2023	2022

Open	$321	$412
Securities received	—	—

Total collateral received	$321	$412

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2023		2022

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$20	$20	$53	$53
30 days or less	126	126	148	148
31 to 60 days	53	53	63	63
61 to 90 days	27	27	38	38
91 to 120 days	51	51	29	29
121 to 180 days	44	44	81	81

Total	321	321	412	412
Securities received	—	—	—	—

Total collateral reinvested	$321	$321	$412	$412

The Company did not have collateral for securities lending transactions that extended beyond one year from the report date for the years ended December 31, 2023 and 2022.

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $323 (fair value of $321) that are currently tradable securities that could be sold and used to pay for the $321 in collateral calls that could come due under a worst-case scenario.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense allocated to the Company for the years ended December 31, 2023, 2022 and 2021 was insignificant.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $2 for the years ended December 31, 2023, 2022 and 2021, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2023, 2022 and 2021 was insignificant.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2023, 2022 and 2021 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, Transamerica Life Insurance Company, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $102, $100 and $80 during 2023, 2022 and 2021, respectively. The amount paid as a result of being a party to these agreements was $38, $40 and $45 during 2023, 2022 and 2021, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $6, $6 and $5 for these services during 2023, 2022 and 2021, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2023, 2022 and 2021, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $7, $8 and $10 for these services during 2023, 2022 and 2021, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred an insignificant amount of expenses under this agreement for the years ended December 31, 2023 and 2022. The Company incurred expenses under this agreement of $1 for the year ended December 31, 2021.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2023, 2022 and 2021, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2023 and 2022, respectively, the Company reported net receivables (payables) from (to) affiliates of $3 and ($17),

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2023 and 2022, the Company had no short-term intercompany notes receivable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 4 HR, LLC	$8
Aegon Workforce Housing Fund 2, L.P.	50
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	14
Natural Resources Alternatives Portfolio II, LLC	7
Natural Resources Alternatives Portfolio 3, LLC	28
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	3

$113

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2023 and 2022:

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

December 31, 2022
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2023
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iv) Entities
None	—	—	$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—

Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—

Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2023 and 2022, the Company has mortgage loan commitments of $9 and $70, respectively.

The Company has contingent commitments of $44 and $47, as of December 31, 2023 and 2022, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1 and $1, respectively.

At December 31, 2023 and 2022, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2023 and 2022, respectively, was $0 and $7.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2023 and 2022, respectively, was $38 and $51.

At December 31, 2023 and 2022, securities in the amount of $6 and $5, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2023 and 2022, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2023	2022

Membership Stock:
Class B	$3	$3

Total	$3	$3

At December 31, 2023 and 2022, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve and an offsetting premium tax benefit at December 31, 2023 and 2022 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. These amounts were not material to the Company’s financial position. The guaranty fund (benefit) expense was insignificant for the years ended December  31, 2023, 2022 and 2021.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2023 and 2022, the Company had dollar repurchase agreements outstanding in the amount of $20 and $20, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include an insignificant amount of accrued interest at both December 31, 2023 and 2022. At December 31, 2023, securities with a book value of $20 and a fair value of $17 were subject to dollar repurchase agreements. At December 31, 2022, securities with a book value of $20 and a fair value of $20 were subject to dollar repurchase agreements. These securities have maturity dates that range from August 1, 2051 to April 1, 2052 for years ended December 31, 2023 and 2022. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2023	2022

Open	$20	$20
Securities received	—	—

Total collateral received	$20	$20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2023 and 2022, there were no securities sold and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2023 through April 11, 2024.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2023. On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2023

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2023

Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2023

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$295	$306	$327
States, municipalities and political subdivisions	39	35	39
Foreign governments	102	87	102
Hybrid securities	41	38	41
All other corporate bonds	4,452	3,929	4,443
Preferred stocks	3	4	4

Total fixed maturities	4,932	4,399	4,956

Equity securities
Common stocks:
Industrial, miscellaneous and all other	3	3	3

Total equity securities	3	3	3

Mortgage loans on real estate	1,841		1,841
Policy loans	151		151
Other long-term investments	57		57
Receivable for securities	9		9
Securities lending	321		321
Cash, cash equivalents and short-term investments	1,247		1,247

Total investments	$8,561		$8,585

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $4 are held at fair value rather than amortized cost. Preferred stocks of $4 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2023
Individual life	$1,477	$—	$20	$174	$73	$234	$44
Individual health	189	4	14	74	9	57	24
Group life and health	176	2	2	54	8	(36)	15
Annuity	4,325	—	1	3,215	240	3,639	(206)

	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

Year ended December 31, 2022
Individual life	$1,359	$—	$19	$171	$67	$114	$46
Individual health	174	4	10	69	9	52	24
Group life and health	249	2	5	52	9	43	15
Annuity	4,752	—	1	4,893	248	10,697	(5,471)

	$6,534	$6	$35	$5,185	$333	$10,906	$(5,386)

Year ended December 31, 2021
Individual life	$1,404	$—	$23	$172	$72	$194	$48
Individual health	159	4	15	68	9	56	22
Group life and health	236	2	6	49	9	36	14
Annuity	4,948	—	—	4,933	252	5,412	(247)

	$6,747	$6	$44	$5,222	$342	$5,698	$(163)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2023
Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%

Premiums:
Individual life	$187	$199	$184	$174	106%
Individual health	74	—	—	74	0%
Group life and health	54	—	1	54	1%
Annuity	3,212	—	4	3,215	0%

	$3,527	$199	$189	$3,517	5%

Year ended December 31, 2022
Life insurance in force	$25,777	$62,724	$60,695	$23,748	256%

Premiums:
Individual life	$187	$220	$204	$171	119%
Individual health	69	—	—	69	0%
Group life and health	51	—	1	52	1%
Annuity	4,889	—	4	4,893	0%

	$5,196	$220	$209	$5,185	4%

Year ended December 31, 2021
Life insurance in force	$25,773	$87,333	$85,219	$23,659	360%

Premiums:
Individual life	$190	$298	$280	$172	163%
Individual health	68	—	—	68	0%
Group life and health	48	—	1	49	2%
Annuity	4,928	—	5	4,933	0%

	$5,234	$298	$286	$5,222	5%

PART C

OTHER INFORMATION

Item 27.  Exhibits

Exhibit No.	Description

(a)	Board of Directors Resolution.

(a)(1)	Resolution of the Board of Directors of First Providian Life and Health Insurance Company (“First Providian”) authorizing establishment of the Separate Account. Note 2

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts. Not applicable.

(d)	Contracts.

(d)(1)	Variable annuity contract. Note 1 P

(d)(2)	Endorsements. Note 6

(d)(3)	Variable annuity contract, Form No. YYAPA U 1101. Note 6

(d)(4)	Optional Riders. Note 6

(d)(5)	Form of GLWB Rider. Note 9

(d)(6)	Form of GLWB Rider. Note 11

(d)(7)	Form of GLWB Rider. Note 15

(d)(8)	Form of ROP Rider. Note 11

(e)	Applications.

(e)(1)	Form of application. Note 18

(f)	Depositor’s Certificate of Incorporation and Bylaws.

(f)(1)	Articles of Incorporation of AUSA Life Insurance Company, Inc. Note 3 P

(f)(1)(i)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 12

(f)(1)(ii)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 13

(f)(2)	Bylaws of AUSA Life Insurance Company, Inc. Note 3 P

(f)(2)(i)	Bylaws of Transamerica Financial Life Insurance Company. Note 12

(f)(2)(ii)	Bylaws of Transamerica Financial Life Insurance Company. Note 13

(g)	Reinsurance Agreements. Not applicable.

(h)	Participation Agreements

(h)(1)	Participation Agreement for the Vanguard Variable Insurance Fund. Note 5

(h)(1)(i)	Administration Services Agreement. Note 4

(h)(1)(ii)	First Amendment to Participation Agreement. Note 7

(h)(1)(iii)	Second Amendment to Participation Agreement. Note 7

(h)(1)(iv)	Third Amendment to Participation Agreement. Note 16

(h)(1)(v)	Fourth Amendment to Participation Agreement. Note 8

(h)(1)(vi)	Fifth Amendment to Participation Agreement. Note 9

(h)(1)(vii)	Participation Agreement for Vanguard Variable Insurance Fund filed on June 30, 2010. Note 10

(h)(1)(viii)	Participation Agreement Amendment No. 1 (Vanguard and TFLIC). Note 14

(h)(1)(ix)	Participation Agreement Amendment No. 2 (Vanguard and TFLIC). Note 14

(h)(1)(x)	Participation Agreement Amendment No. 3 (Vanguard and TFLIC). Note 16

(h)(1)(xi)	Participation Agreement Amendment No. 4 (Vanguard and TFLIC). Note 9

(h)(1)(xii)	Participation Agreement Amendment No. 5 (Vanguard and TFLIC). Note 17

(h)(1)(xiii)	Participation Agreement Amendment No. 6 (Vanguard and TFLIC). Note 17

(h)(1)(xiv)	Participation Agreement (Vanguard). Note 19

(h)(1)(xv)	Amendment No. 1 to Participation Agreement (Vanguard). Note 19

(h)(1)(xvi)	Amendment No. 2 to Participation Agreement (Vanguard). Note 19

(h)(1)(xvii)	Amendment No. 3 to Participation Agreement (Vanguard). Note 19

(h)(1)(xviii)	Amendment No. 4 to Participation Agreement (Vanguard). Note 19

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Other Opinions. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(m)	Omitted Financial Statements. Not applicable.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectuses. Not applicable.

(p)	Powers of Attorney. Filed herewith.

Note 1.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement of National Home Life Assurance Company Separate Account IV, (File No. 33-36073).

Note 2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement of First Providian Life & Health Insurance Company Separate Account C, (File No. 33-94204) filed on July 18, 1996.

Note 3.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement of AUSA Life Insurance Company, Inc. - AUSA Endeavor Variable Annuity Account, (File No. 33-83560) filed on September 1, 1994.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 10 to N-4 Registration Statement of First Providian Life & Health Insurance Company, (File No. 33-39946), filed on April 30, 1998.

Note 5.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement of AUSA Life Insurance Company Separate Account B, (File No. 333-65151) filed on October 1, 1998.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement of AUSA Life Insurance, Inc. (File No. 333-65151) filed on June 26, 2002.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-65151) filed on April 30, 2007.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-65151) filed on April 28, 2008.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-146328) filed on February 9, 2009.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 333-65151) filed on April 25, 2011.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 333-65151) filed on June 15, 2011.

Note 12.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-110048) filed on October 29, 2003.

Note 13.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-65151) filed on April 27, 2012.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 333-65151) filed on January 25, 2013.

Note 16.	Incorporated herein by reference to Post-Effective Amendment 28 to Form N-4 Registration Statement (File No. 333-65151) filed on April 24, 2013.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 333-65151) filed on April 28, 2014.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 333-65151) on April 30, 2015.

Note 19.	Filed herewith.

Item 28. Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	President and Chief Executive Officer, Individual Solutions Division

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, Iowa 52404	Director and Chairman of the Board and President, Financial Assets

Christopher S. Fleming 100 Light Street Baltimore, MD 21202	Director and Chief Operating Officer, Individual Solutions Division

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, General Counsel, Assistant Secretary and Senior Vice President

Matt Keppler 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer

Zachary Harris 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Chief Operating Officer, Workplace Solutions Division and Senior Vice President

Wendy E. Cooper 249 East 93rd Street New York, NY 10128	Director

Anne C. Kronenberg 187 Guard Hill Road Bedford Corner, NY 10549	Director

June Yuson 245 East 93rd Street New York, NY 10128	Director

ITEM 29 LISTING

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2023, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

25 East 38th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

239 West 20th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

313 East 95th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

319 East 95th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

Administrative Group, LLC	Tennessee	AUSA Holding, LLC, Sole Member (100%)	Retirement services

AEGON Affordable Housing Debt Fund I, LLC	Delaware	AHDF Manager I, LLC, Member (0.01%); Transamerica Life Insurance Company, Managing Member (5%); Dominium Taxable Fund I, LLC, non-AEGON affiliates, Member (94.99%)	Affordable housing loans

AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC, Sole LLC Member (100%) ***Company is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC***	To serve as a fund for a client and offer flexibility to accommodate other similarly situated clients.

AEGON AM Private Equity Partners I, LLC	Delaware	AEGON USA Investment Management, LLC, Sole Member (100%)	Investments

AEGON AM Private Equity Partners II, LLC	Delaware	AEGON USA Investment Management, LLC, Sole Member (100%)	General Partner to FSBA AAM Strategic Fund II, LP

AEGON Asset Management Services, Inc.	Delaware	AUSA Holding, LLC, Sole Shareholder (100%)	Registered investment advisor

Aegon Community Investments 50, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 51, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 52, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 53, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 54, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 55, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 56, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 57, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 58, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 59, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 60, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

ITEM 29 LISTING

Aegon Community Investments 61, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 62, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 63, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 64, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 65, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 66, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 67, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company, Sole Shareholder (100%)	Marketing company

AEGON Direct Marketing Services International, LLC	Maryland	AUSA Holding, LLC, Sole Shareholder (100%)	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	AEGON Mexico Holding B.V., Managing Member (92.96%); AEGON DMS Holding B.V., Member (5.82%)	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	AEGON Mexico Holding B.V., Sole Member (100%)	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Energy Management, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AEGON Financial Services Group, Inc.	Minnesota	Transamerica Life Insurance Company, Sole Shareholder (100%)	Marketing

AEGON Funding Company, LLC	Delaware	Transamerica Corporation, Sole Member (100%)	Issue debt securities-net proceeds used to make loans to affiliates

Aegon Global Services, LLC	Iowa	Commonwealth General Corporation, Sole Member (100%)	Holding company

AEGON Institutional Markets, Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Provider of investment, marketing and administrative services to insurance companies

Aegon LIHTC Fund 50, LLC	Delaware	Aegon LIHTC Fund 63, LLC, Managing Member (51.01%); Citibank, N.A., non-affiliate of AEGON, Member (48.99%)	Investments

Aegon LIHTC Fund 51, LLC	Delaware	Aegon Community Investments 51, LLC, Managing Member (.01%); Citibank, N.A., non-affiliate of AEGON, Member (99.99%)	Investments

ITEM 29 LISTING

Aegon LIHTC Fund 52, LLC	Delaware

Aegon Community Investments 52, LLC, Member (0.01%);

Transamerica Financial Life Insurance Company, Member (10.18%);

Transamerica Life Insurance Company, Member (1%);

Ally Bank, non-affiliates of AEGON, Member (11.35%);

Bank of the West, non-affiliates of AEGON, Member (7.46%);

California Bank & Trust, non-affiliates of AEGON, Member (5.21%);

Citibank, N.A., non-affiliates of AEGON, Managing Member (49%);

Pacific West Bank, non-affiliates of AEGON, Member (7.58%);

US Bank, non-affiliates of AEGON, Member (7.58%)

Investments

Aegon LIHTC Fund 54, LLC	Delaware	Aegon Community Investments 54, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 55, LLC	Delaware

Aegon Community Investments 55, LLC Managing Member (0.01%)

Transamerica Life Insurance Company, Member (2.82%);

Ally Bank, non-affiliates of AEGON, Member (8.21%);

Bank of Hope, non-affiliates of AEGON, Member (14.27%);

Citibank, N.A., non-affiliates of AEGON, Member (21.69%);

CMFG Life Insurance Company, non-affiliates of AEGON, Member (9.72%);

Lake City Bank, non-affiliates of AEGON, Member (1.47%);

Minnesota Life Insurance Company, non-affiliates of AEGON, Member (7.46%);

The Guardian Life Insurance Company of America, non-affiliates of AEGON, Member (10.44%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (22.10%);

ZB National Association, non-affiliates of AEGON, Member (1.81%)

Investments

Aegon LIHTC Fund 57, LLC	Delaware	Aegon Community Investments 57, LLC, Managing Member (.01%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%)	Investments

ITEM 29 LISTING

Aegon LIHTC Fund 58, LLC	Delaware

Aegon Community Investments 58, LLC, Managing Member (0.01%);

Transamerica Life Insurance Company, Member (2.92%);

Allstate Insurance Company, non- affiliates of AEGON, Member (23.89%);

Ally Bank, non-affiliates of AEGON, Member (17.31%);

CMFG Life Insurance Company, non- affiliates of AEGON, Member (8.20%);

Santander Bank, N.A., non-affiliates of AEGON, Member (21.37%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (19.83%);

Zions Bancorporation, N.A., non-affiliates of AEGON, Member (6.47%)

Investments

Aegon LIHTC Fund 60, LLC	Delaware	Aegon Community Investments 60, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 61, LLC	Delaware	Aegon Community Investments 61, LLC, Non-Member Manager (0%); HSBC Bank, N.A., non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 62, LLC	Delaware

Aegon Community Investments 62, LLC, Managing Member? (0.01%);

Allstate Insurance Company, non- affiliates of AEGON, Member (20.48%);

Ally Bank, non-affiliates of AEGON, Member (10.11%);

Bank of the West, non-affiliates of AEGON, Member (6.57%);

Farm Bureau Property & Casualty, non- affiliates of AEGON, Member (6.74%);

Minnesota Life Insurance Company, non- affiliates of AEGON, Member (6.74%);

Santander Bank, N.A., non-affiliates of AEGON, Member (5.39%);

State Street Bank and Trust Company, non-affiliates of AEGON, Member (34.22%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (6.57%);

Zions Bancorporation, N.A., non-affiliates of AEGON, non-affiliates of AEGON, Member (3.17%)

Investments

ITEM 29 LISTING

Aegon LIHTC Fund 63, LLC	Delaware	Aegon Community Investments 63, LLC, non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 64, LLC	Delaware	Aegon Community Investments 64, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%) KCIC Fund 5A, LLC (0.01%)	Investments

Aegon LIHTC Fund 65, LLC	Delaware	Aegon Community Investments 65, LLC, Managing Member (.01%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%)	Investments

Aegon LIHTC Fund 66, LLC	Delaware	Aegon Community Investments 66, LLC, Managing Member? (0.01%); Bank of the West, non-affiliates of AEGON, Member (49.99%); Cedar Rapids Bank & Trust, non-affiliates of AEGON, Member (49.99%);	Investments

Aegon LIHTC Fund 67, LLC	Delaware	Aegon Community Investments 67, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

AEGON Managed Enhanced Cash, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (79.20%); Transamerica Life Insurance Company, Sole Member (20.80%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	Transamerica Corporation, Sole Shareholder (100%)	Holding company

Aegon Multi-Family Equity Fund, LLC	Delaware

Transamerica Financial Life Insurance Company, Member (5%);

Transamerica Life Insurance Company, Member (20%);

Landmark Real Estate Partners VIII, L.P., non-affiliate of AEGON, Member (72.16%);

NCL Investments II, L.P. - RE Series, non-affiliates of AEGON, Member (2.84%)

Investments

Aegon Opportunity Zone Fund Joint Venture 1, LP	Delaware	Aegon OZF Investments 1, LLC, Member (0.25%); United Insurance Company of America, Member (99.75%)	Investments

Aegon OZF Investments 1, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member 100%	Investments

Aegon Upstream Energy Fund, LLC	Delaware	AEGON Energy Management, LLC, Sole Member 100%	Investments

AEGON USA Asset Management Holding, LLC	Iowa	AUSA Holding, LLC, Sole Member 100%	Holding company

AEGON USA Investment Management, LLC	Iowa	AEGON USA Asset Management Holding, LLC, Sole Member 100%	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	AEGON USA Realty Advisors, LLC, Sole Shareholder (100%)	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	AEGON USA Asset Management Holding, LLC, Sole Member (100%)	Administrative and investment services

ITEM 29 LISTING

AEGON USA Realty Advisors of California, Inc.	Iowa	AEGON USA Realty Advisors, Inc., Sole Shareholder (100%)	Investments

Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Aegon Workforce Housing Separate Account 1, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor

Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding company

Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding company

Aegon Workforce Housing Fund 2 Holding Company C, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding Company

Aegon Workforce Housing Fund 2, L.P	Delaware	AWHF2 General Partner, LLC, General Partner (0%); Transamerica Financial Life Insurance Company, Fund Partners, Member (20%); Transamerica Life Insurance Company, Fund Partners, Member (80%)	Investments

Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Aegon Workforce Housing Fund 3, LP, Sole Member (100%)	Holding company

Aegon Workforce Housing Fund 3, L.P	Delaware	Transamerica Financial Life Insurance Company, Limited Partners: (10%); Transamerica Life Insurance Company, Limited Partners (60%); Transamerica Life Insurance Company, Limited Partners (30%)	Investments

Aegon Workforce Housing JV 4A, LLC	Delaware

Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (44.5%);

Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (26.7%);

NCL Investments II, L.P. – RE Series, non-affiliates of AEGON, Member (1.05%);

Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (27.75%)

Investments

Aegon Workforce Housing JV 4B, LLC	Delaware

Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (25%);

Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (36.08%);

NCL Investments II, L.P. – RE Series, non-affiliates of AEGON, Member (1.42%);

Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (37.50%)

Investments

ITEM 29 LISTING

Aegon Workforce Housing JV 4C, LLC	Delaware

Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (10%);

Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (43.30%);

NCL Investments II, L.P., non-affiliates of AEGON, Member (1.70%);

Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (45%)

Investments

Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Aegon Workforce Housing Separate Account 1, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor

Aegon Workforce Housing Separate Account 1, LLC	Delaware

Transamerica Financial Life Insurance Company (4.17%);

Transamerica Life Insurance Company, Member (15.83%);

Transamerica Life Insurance Company, Member (4.25%)

AWHSA Manager 1, LLC, non-affiliates of AEGON, Member Manager (0%);

Lake Tahoe IV, L.P., non-affiliates of AEGON, non-affiliates of AEGON, Member (23.86%);

Townsend RE Global Special Solutions, L.P., non-affiliates of AEGON, Member (10.23%);

Townsend Real Estate Alpha Fund III, L.P., non-affiliates of AEGON, Member (40.91%)

Multifamily private equity structure with third-party Investor

AHDF Manager I, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

ALH Properties Eight LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Eleven LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Four LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Nine LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Seven LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Seventeen LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Sixteen LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Ten LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Twelve LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Two LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

AMFETF Manager, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

ITEM 29 LISTING

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Cupples State LIHTC Investors, LLC, Member (1%); Garnet LIHTC Fund VII, LLC, Member (99%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC, Sole Member (100%)	Affordable housing

APOP III, LLC	Delaware	Transamerica Life Insurance Company, Limited Partner (88.59%); Transamerica Financial Life Insurance Company, Limited Partner (9.84%)	Investments

AUSA Holding, LLC	Maryland	Transamerica Corporation, Sole Member (100%)	Holding company

AUSA Properties, Inc.	Iowa	AEGON USA Realty Advisors, LLC, Sole Shareholder (100%)	Own, operate and manage real estate

AWHF2 General Partner, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AWHF2 Subsidiary Holding Company C, LLC	Delaware	Aegon Workforce Housing Fund 2 Holding Company C, LLC, Sole Member (100%)	Holding Company

ITEM 29 LISTING

AWHF3 General Partner, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AWHJV4 Manager, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AWHSA Manager 1, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor

Barfield Ranch Associates, LLC	Florida	Mitigation Manager, LLC, Member (50%); OBPFL-Barfield, LLC, non-affiliate of AEGON, Member (50%)	Investments

Bay State Community Investments II, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments in low income housing tax credit properties

Carle Place Leasehold SPE, LLC	Delaware	Transamerica Financial Life Insurance Company, Sole Member (100%)	Lease holder

Commonwealth General Corporation	Delaware	Transamerica Corporation, Sole Shareholder (100%)	Holding company

Creditor Resources, Inc.	Michigan	AUSA Holding, LLC, Sole Shareholder (100%)	Credit insurance

CRI Solutions, Inc.	Maryland	Creditor Resources, Inc., Sole Member (100%)	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (22%); Transamerica Life Insurance Company, Sole Member (63%); Transamerica Life Insurance Company, Sole Member (15%)	Investments

Equitable AgriFinance, LLC	Delaware	AEGON USA Realty Advisors, LLC, Member (50%); Equitable Financial Insurance Company, non-affiliate of AEGON, Member (50%)	Agriculturally-based real estate advisory services

FD TLIC Limited Liability Company	New York	Transamerica Life Insurance Company, Sole Member (100%)	Broadway production

FGH Realty Credit LLC	Delaware	FGH USA, LLC, Sole Member (100%)	Real estate

FGH USA LLC	Delaware	RCC North America LLC, Sole Member (100%)	Real estate

Fifth FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Financial Planning Services, Inc.	District of Columbia	Commonwealth General Corporation, Sole Shareholder(100%)	Management services

First FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Fourth FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

FSBA AAM Strategic Fund I, LP	Delaware	Aegon AM Private Equity Partners I, LLC, Sole Member (100%)	Investments

FSBA AAM Strategic Fund II, LP	Delaware	APOP III, LLC, Member (2.5%) State Board of Administration of Florida acting on behalf of the Florida Retirement System Trust Fund, Member (97.50%)	AUIM Sponsored Private Equity vehicle

Garnet Assurance Corporation	Kentucky	Transamerica Life Insurance Company, Sole Shareholder (100%)	Investments

Garnet Assurance Corporation II	Iowa	Commonwealth General Corporation, Sole Member (100%)	Business investments

ITEM 29 LISTING

Garnet Assurance Corporation III	Iowa	Transamerica Life Insurance Company, Sole Shareholder (100%)	Business investments

Garnet Community Investments, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments IV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments V, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments VI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments VII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments VIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments IX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments X, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XL, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

ITEM 29 LISTING

Garnet Community Investments XLII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Garnet Community Investments IV, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Garnet Community Investments V, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Garnet Community Investments VI, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Investments VII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Garnet Community Investments VIII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Garnet Community Investments IX, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Garnet Community Investments X, LLC, Member (0.01%); Goldenrod Asset Management, a non-AEGON affiliate, Member (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Garnet Community Investments XI, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC, Member (0.01%); Garnet LIHTC Fund XII-A, LLC, Member (73.39%); Garnet LIHTC Fund XII-B, LLC, Member (13.30%); Garnet LIHTC Fund XII-C, LLC, Member (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments, LLC, Member (.01%); Garnet LIHTC Fund XIII-A, LLC, Member (68.10%); Garnet LIHTC Fund XIII-B, LLC, Member (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments, LLC, Managing Member? (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments, LLC, Managing Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Garnet Community Investments, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Garnet Community Investments, LLC, Member (0.01%); FNBC Leasing Corporation, non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Garnet Community Investments XVIII, LLC, Member (0.01%); Verizon Capital Corp., non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Garnet Community Investments, LLC, Member (100%);	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Garnet Community Investments, LLC, Member (0.01%); NorLease, Inc., non-affiliates of AEGON, Member (99.99%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XXIII, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware

Garnet Community Investments XXIV, LLC, Managing Member (0.01%);

Transamerica Life Insurance Company (21.26%);

New York Life Insurance and Annuity Corporation, non-affiliates of AEGON, Member (21.73%);

New York Life Insurance Company, non-affiliates of AEGON, Member (25.51%); Principal Life Insurance Company, non-affiliates of AEGON, Member (31.49%)

Investments

Garnet LIHTC Fund XXV, LLC	Delaware

Garnet Community Investment XXV, LLC, Member (0.01%);

Garnet LIHTC Fund XXVIII, LLC, Member (1%);

Mt. Hamilton Fund, LLC, non-affiliates of AEGON, Member (97.99);

Google Affordable housing I LLC, non-affiliates of AEGON, Member (1%)

Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Garnet Community Investments XXVI, LLC, Member (0.01%); American Income Life Insurance Company, non-affiliate of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware

Garnet Community Investments XXVII, LLC, Member (0.01%);

Transamerica Life Insurance Company, Member (16.71%);

AETNA Life Insurance Company, non-affiliates of AEGON, Member (30.29%); New York Life Insurance Company, non-affiliates of AEGON, Member (22.71%); ProAssurance Casualty Company, non-affiliates of AEGON, Member (3.63%); ProAssurance Indemnity Company, non-affiliates of AEGON, Member (8.48%); State Street Bank and Trust Company, non-affiliates of AEGON, Member (18.17%)

Investments

ITEM 29 LISTING

Garnet LIHTC Fund XXVIII, LLC	Delaware	Garnet Community Investments XXVIII LLC, Member (0.01%); United Services Automobile Association, non-affiliates of AEGON, Member (57.99%);	Investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Garnet Community Investments XXIX, LLC, Member (.01%); Bank of America, N.A., non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Garnet Community Investments XXXI, LLC, Member (0.1%); Thunderbolt Peak Fund, LLC, non-affiliates of AEGON, Member (98.99%); Google Affordable Housing I, LLC, non-affiliates of AEGON, Member (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware

Garnet Community Investments XXXIII (0.01%);

New York Life Insurance and Annuity Corporation, non-affiliates of AEGON, Member (49.61%);

New York Life Insurance Company, non-affiliates of AEGON, Member (50.38%)

Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC, Member (0.01%); NorLease, Inc., non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Garnet Community Investments XXXIV, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Garnet Community Investment XXXV, LLC, Member (0.01%); AEGON, Microsoft Corporation, non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Garnet Community Investments XXXVI, LLC, Managing Member (1%); FNBC Leasing Corporation, non-affiliates of AEGON, Investor Member (99%)	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Garnet Community Investments XXXVII, LLC, Member (0.01%); Transamerica Life Insurance Company, Member (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Garnet Community Investments XXXVIII, LLC, non-Member Manager (0%); Norlease, Inc., non-affiliates of AEGON, Member (100%)	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Garnet Community Investments XXXIX, LLC, Managing Member (1%); FNBC Leasing Corporation, non-affiliates of AEGON, Investor Member (99%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XL, LLC	Delaware	Garnet Community Investments XL, LLC, Member (.01%); Partner Reinsurance Company of the U.S., non-AEGON affiliate, Member (99.99%)	Investments

Garnet LIHTC Fund XLI, LLC	Delaware

Garnet Community Investments XLI, LLC, Managing Member (.01%);

Transamerica Life Insurance Company, Member (10%);

BBCN Bank, non-AEGON affiliates, Member (1.25%);

East West Bank, non-AEGON affiliates, Member (12.50%),;

Mutual of Omaha, non-AEGON affiliates, Member (12.50%);

Pacific Premier Bank, non-AEGON affiliates, Member (12.50%); Pacific Western Bank, non-AEGON affiliates, Member (7.50%);

Principal Life Insurance Company, non-AEGON affiliates, Member (18.75%); Standard Insurance Company, non-AEGON affiliates, Member (25%)

Investments

Garnet LIHTC Fund XLII, LLC	Delaware	Garnet Community Investments XLII, LLC, Managing Member (.01%); Origin Bank, non-affiliates of AEGON, Investor Member (83.33%) Renasant Bank, non-affiliates of AEGON, Investor Member (16.66%)	Investments

Garnet LIHTC Fund XLIV-A, LLC	Delaware	ING Capital, LLC, Sole Member (100%); Garnet Community Investments XLIV, LLC, Asset Manager (0%)	Investments

Garnet LIHTC Fund XLIV-B, LLC	Delaware	Lion Capital Delaware Inc, Sole Member (100%); Garnet Community Investments XLIV, LLC, Asset Manager (0%)	Investments

Garnet LIHTC Fund XLVI, LLC	Delaware	Garnet Community Investments XLVI, LLC, Member (0.01%); Standard Life Insurance Company, non-affiliate of AEGON, Managing & Investor Member (99.99%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XLVII, LLC	Delaware

Garnet Community Investments XLVII, LLC, Managing Member (0.01%) & Investor Member (1.00%);

Transamerica Life Insurance Company, Investor Member (13.999%);

Citibank, N.A., non-affiliate of AEGON, Investor Member (48.995%);

New York Life Insurance and Annuity Corporation, non-affiliate of AEGON, Investor Member (15.478%);

New York Life Insurance Company, non-affiliate of AEGON, Investor Member (20.518%)

Investments

Garnet LIHTC Fund XLVIII, LLC	Delaware

Garnet Community Investments XXXLVIII, LLC, Member (.01%);

Transamerica Financial Life Insurance Company, Member (75.18%);

American Republic Insurance Company, non-affiliates of AEGON, Member (2.84%);

Bank of Hope, non-affiliates of AEGON, Member (.93%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (21.04%)

Investments
Horizons Acquisition 5, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company
Horizons St. Lucie Development, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company

Imani FE, L.P.	California	ABS Imani Fe, Partner (0.00%); Garnet LIHTC Fund XIV, LLC, Partner (99.99%); Grant Housing and Economic Development Corporation, Partner (0.00%); TAH Imani Fe GP, LLC, Partner (0.00%)	Affordable housing
Investors Warranty of America, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Leases business equipment
Ironwood Re Corp.	Hawaii	Commonwealth General Corporation, Sole Member (100%)	Captive insurance company
LCS Associates, LLC	Delaware	RCC North America LLC, Sole Member (100%)	Investments
Life Investors Alliance LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Purchase, own, and hold the equity interest of other entities

LIHTC Fund 53, LLC	Delaware	AEGON Community Investments 53, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliates of AEGON, Member (98%); US Bank, N.A., non-affiliates of AEGON, Member (2%)	Investments

ITEM 29 LISTING

LIHTC Fund 56, LLC	Delaware	AEGON Community Investments 56, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliates of AEGON, Member (90%); US Bank, N.A., non-affiliates of AEGON, Member (10%)	Investments

LIHTC Fund 59, LLC	Delaware

AEGON Community Investments 59, LLC, non-Member Manager (0%);

Bank of America, National Association, non-affiliates of AEGON, Member (99.99%);

Dominium Taxable Fund II, LLC, non-affiliates of AEGON, Member (0.01%)

Investments

LIHTC Fund XLV, LLC	Delaware	Garnet Community Investments XLIX, LLC, non-Member Manager (0.00%); Bank of America, National Association, non-affiliates of AEGON, Sole Member (100%)	Investments

LIHTC Fund XLIX, LLC	Delaware	Garnet Community Investments XLIX, LLC, non-Member Manager (0.00%); Bank of America, National Association, non-affiliates of AEGON, Sole Member (100%)	Investments

LIICA Re II, Inc.	Vermont	Transamerica Life Insurance Company, Sole Shareholder (100%)	Captive insurance company

Mitigation Manager LLC	Delaware	RCC North America LLC, Sole Member (100%)	Investments

Money Services, Inc.	Delaware	AUSA Holding, LLC, Sole Shareholder (100%)

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental General Administrators, Inc.	Maryland	AUSA Holding, LLC, Sole Shareholder (100%)	Provides management services to unaffiliated third party administrator

Natural Resources Alternatives Portfolio I, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (4%); Transamerica Life Insurance Company, Member (64%); Transamerica Life Insurance Company, Member (32%)	Investment vehicle - to invest in Natural Resources

ITEM 29 LISTING

Natural Resources Alternatives Portfolio II, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (5%); Transamerica Life Insurance Company, Member (35%); Transamerica Life Insurance Company, Member (60%)	Investment vehicle

Natural Resources Alternatives Portfolio 3, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (10%); Transamerica Life Insurance Company, Member (55%); Transamerica Life Insurance Company, Member (35%)	Investment vehicle

Nomagon Title Grandparent, LLC	Delaware	AEGON USA Asset Management Holding, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Nomagon Title Holding 1, LLC	Delaware	Nomagon Title Parent, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Nomagon Title Parent, LLC	Delaware	Nomagon Title Grandparent, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Osceola Mitigation Partners, LLC	Florida	Mitigation Manager, LLC, Member (50%); OBPFL-MITBK, LLC, non-affiliate of AEGON, Member (50%)	Investments

Pearl Holdings, Inc. I	Delaware	AEGON USA Asset Management Holding, LLC, Sole Member (100%)	Holding company

Pearl Holdings, Inc. II	Delaware	AEGON USA Asset Management Holding, LLC, Sole Shareholder (100%)	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Transamerica Life Insurance Company, Sole Member (100%)	Marketing non-insurance products

Placer 400 Investors, LLC	California	RCC North America LLC, Member (50%); AKT Placer 400 Investors, LLC, non-affiliate of AEGON, Member (50%)	Investments

Primus Guaranty Ltd.	Bermuda	Transamerica Life Insurance Company, Member (20%) Public Interest Holders, non-affiliates of AEGON, Member (80%)	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Transamerica Corporation, Sole Member (100%)	Real estate

ITEM 29 LISTING

Real Estate Alternatives Portfolio 2, L.L.C.	Delaware

Transamerica Financial Life Insurance Company, Member (7.50%);

Transamerica Life Insurance Company, Member (37.25%);

Transamerica Life Insurance Company, Member (22.25%);

Transamerica Life Insurance Company, Member (30.75%);

Transamerica Life Insurance Company, Member (2.25%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Real estate alternatives investment

Real Estate Alternatives Portfolio 3, L.L.C.	Delaware

Transamerica Life Insurance Company, Member (73.40%);

Transamerica Life Insurance Company, Member (1.00%);

Transamerica Life Insurance Company, Member (25.60%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Transamerica Financial Life Insurance Company, Shareholder (9.4%); Transamerica Life Insurance Company, Shareholder (90.6%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware

Transamerica Financial Life Insurance Company, Member (4%);

Transamerica Life Insurance Company, Member (64%);

Transamerica Life Insurance Company, Member (32%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware

Transamerica Financial Life Insurance Company, Member (4%);

Transamerica Life Insurance Company, Member (64%);

Transamerica Life Insurance Company, Member (32%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

River Ridge Insurance Company	Vermont	AEGON Management Company, Sole Shareholder (100%)	Captive insurance company

Second FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Seventh FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

St. Lucie West Development Company, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company

Stonebridge Benefit Services, Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Health discount plan

TA Private Equity Assets, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments (private equity)

TA-APOP I, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Private equity vehicle

ITEM 29 LISTING

TA-APOP I-A, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (10%); Transamerica Life Insurance Company, Member (90%);	Investments (private equity)

TA-APOP II, LLC	Delaware	Transamerica Life Insurance Company, Limited Partner (73.19%); Transamerica Financial Life Insurance Company, Limited Partner (24.40%)	Private equity vehicle

TABR Realty Services, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Real estate investments

TAH-MCD IV, LLC	Iowa	Transamerica Affordable Housing, Inc., Sole Member (100%)	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.

TAH Pentagon Funds, LLC	Iowa	Transamerica Affordable Housing, Inc., Sole Member (100%)	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Garnet LIHTC Fund IX, LLC, Sole Member (100%)	Real estate investments

TAHP Fund 2, LLC	Delaware	Garnet LIHTC Fund VIII, LLC, Sole Member (100%)	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Garnet LIHTC Fund XIX, LLC, Investor Member (100%)	Real estate investments

THH Acquisitions, LLC	Iowa	Transamerica Life Insurance Company, Sole Member (100%)	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.

TLIC Oakbrook Reinsurance Inc.	Iowa	Transamerica Life Insurance Company, Sole Member (100%)	Limited purpose subsidiary life insurance company

TLIC Watertree Reinsurance Inc.	Iowa	Transamerica Life Insurance Company, Sole Shareholder (100%)	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	PSL Acquisitions Operating, Sole Member (100%)	Development company

Tradition Land Company, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.

Transamerica Affordable Housing, Inc.	California	TABR Realty Services, LLC, Sole Shareholder (100%)	General partner LHTC Partnership

Transamerica Agency Network, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Special purpose subsidiary

Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company, Member (77%); AUSA Holding, LLC, Shareholder (23%)	Fund advisor

Transamerica Bermuda Re, Ltd.	Bermuda	Transamerica Life Insurance Company, Sole Member (100%)	General

Transamerica Capital, Inc.	California	AUSA Holding, LLC, Sole Shareholder (100%)	Broker/Dealer

Transamerica Casualty Insurance Company	Iowa	Transamerica Corporation, Sole Shareholder (100%)	Insurance company

Transamerica Corporation (DE)	Delaware	AEGON International B.V., Sole Shareholder (100%)	Major interest in insurance and finance

Transamerica Corporation (OR)	Oregon	Transamerica Corporation, Sole Shareholder (100%)	Holding company

ITEM 29 LISTING

Transamerica Finance Corporation	Delaware	Transamerica Corporation, Sole Shareholder (100%)	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	AUSA Holding, LLC, Shareholder (51.60%) (1,000 Shares); AEGON Asset Management Services, Inc., Shareholder (37.62%) (729 Shares); Commonwealth General Corporation, Shareholder (10.78%) (209 Shares)	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	Transamerica Corporation, Sole Shareholder (100%)	Insurance

Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company, Shareholder (44.13%); AUSA Holding, LLC, Shareholder (55.87%)	Mutual fund

Transamerica Health Savings Solutions, LLC	Iowa	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Health Savings Solutions

Transamerica International Direct Marketing Consultants, LLC	Maryland	AEGON Direct Marketing Services, Inc., Member (49%); Curtis Sherwin Chen, Member (51%)	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International RE (Bermuda) Ltd.	Bermuda	Transamerica Corporation, Sole Member (100%)	Reinsurance

Transamerica Investors Securities Corporation	Delaware	Transamerica Retirement Solutions, LLC, Sole Shareholder (100%)	Broker/Dealer

Transamerica Life Insurance Company	Iowa	Commonwealth General Corporation, Sole Shareholder (100%)	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	Transamerica Life Insurance Company, Sole Member (100%)	Long-term life insurer in Bermuda — - will primarily write fixed universal life and term insurance

Transamerica Pacific Re, Inc.	Vermont	Transamerica Life Insurance Company, Sole Shareholder (100%)	Captive insurance company

Transamerica Realty Investment Properties LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Realty limited liability company

Transamerica Resources, Inc.	Maryland	Monumental General Administrators, Inc., Sole Shareholder (100%)	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, LLC	Delaware	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Investment advisor

Transamerica Retirement Insurance Agency, LLC	Delaware	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Conduct business as an insurance agency.

Transamerica Retirement Solutions, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Retirement plan services.

Transamerica Stable Value Solutions Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Money Services, Inc., Sole Member (100%)	Travel and conference services

Transamerica Trust Company	Iowa	AUSA Holding, LLC, Sole Shareholder (100%)	Trust company

ITEM 29 LISTING

Transamerica Ventures Fund II, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Investments

ULI Funding, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Holding Company

United Financial Services, Inc.	Maryland	Transamerica Corporation, Sole Shareholder (100%)	General agency

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	World Financial Group Insurance Agency, LLC, Sole Shareholder (100%)	Insurance agency

WFG Properties Holdings, LLC	Georgia	World Financial Group, Inc., Sole Member (100%)	Marketing

WFG Securities Inc.	Canada	World Financial Group Holding Company of Canada, Inc., Sole Shareholder (100%)	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	Commonwealth General Corporation, Sole Shareholder (100%)	Holding company

World Financial Group, Inc.	Delaware	AEGON Asset Management Services, Inc., Sole Shareholder (100%)	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	World Financial Group Holding Company of Canada Inc., Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Insurance agency
Yarra Rapids, LLC	Delaware	Real Estate Alternatives Portfolio 4MR, LLC, Member (49%) New York Investment Trust, non-AEGON affiliate, Member (51%)	Real estate investments

Zahorik Company, Inc.	California	AUSA Holding, LLC, Sole Shareholder (100%)	Inactive

Zero Beta Fund, LLC	Delaware	Transamerica Financial Life Insurance Company (16.58%); Transamerica Life Insurance Company, Member (50.14%); Transamerica Life Insurance Company, Member (33.28%)	Aggregating vehicle formed to hold various fund investments.

Item 30.  Indemnification

The New York Code (Section 721 et seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
David Curry	(3)	Director, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Chief Compliance Officer and Vice President
Timothy Ackerman	(3)	Director and Vice President
Mark Halloran	(3)	Director, President, Chief Executive Officer and Chairman of the Board
Jennifer Pearce	(3)	Vice President
Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4600 C Street SW, Cedar Rapids, Iowa 52499-0001.

Item 33. Management Services

All management service policies, if any, are discussed in Part A or Part B.

Item 34. Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to  the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Denver, State of Colorado, on April 25, 2024.

TFLIC SEPARATE ACCOUNT B Registrant

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY Depositor

Jamie Ohl * Director, President, and Chief Executive Officer, Individual Solutions Division

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 25, 2024.

Signatures	Title

__________________________________* Jamie Ohl	President and Chief Executive Officer, Individual Solutions Division

__________________________________* Bonnie T. Gerst	Director and Chairman of the Board and President, Financial Assets

__________________________________* Christopher S. Fleming	Director and Chief Operating Officer, Individual Solutions Division

__________________________________* Andrew S. Williams	Director, Assistant Secretary, General Counsel, and Senior Vice President

__________________________________* Matt Keppler	Chief Financial Officer, Executive Vice President and Treasurer

__________________________________* Zachary Harris	Director, Chief Operating Officer, Workplace Solutions Division, and Senior Vice President

__________________________________* Wendy Cooper	Director

__________________________________* Anne Kronenberg	Director

__________________________________* June Yuson	Director

/s/Brian Stallworth __________________* Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.